PRELIMINARY PROXY STATEMENT
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
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☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

          Del Global Technologies Corp.
(Exact Name of Registrant as specified in its Charter)

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DEL GLOBAL TECHNOLOGIES CORP.
ONE COMMERCE PARK
VALHALLA, NY 10595

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

TO BE HELD MAY 14, 2003

Our annual meeting of shareholders will be held at the Hilton Rye Town, 699 Westchester Avenue, Rye Brook, NY 10573, on Wednesday, May 14, 2003, at 10:00 a.m for the following purposes:

1.

To elect five (5) directors of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS THAT HAVE BEEN OR MAY BE NOMINATED BY STEEL PARTNERS AND NOT TO EXECUTE ANY GOLD PROXY CARD.

2.

To approve our 2003 Equity Incentive Plan.

3.

To ratify the selection of Deloitte & Touche LLP as our independent public accountants for the fiscal year ending August 2, 2003.

4.

To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.  Each share of our Common Stock is entitled to one vote on all matters presented at the annual meeting.  The record date for determining those shareholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof is March 26, 2003.  A list of shareholders entitled to vote at the annual meeting will be available for inspection at our offices.

THIS ANNUAL MEETING IS OF PARTICULAR IMPORTANCE TO ALL STOCKHOLDERS OF THE COMPANY BECAUSE OF THE ATTEMPT BY STEEL PARTNERS TO TAKE OVER YOUR BOARD.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED WHITE PROXY PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE.

The Board also urges you not to sign any proxy cards sent to you by Steel Partners.  You can revoke any Gold Steel Partner's proxy card you have previously signed at any time prior to the annual meeting by signing, dating and mailing the enclosed WHITE proxy card in the envelope provided.  If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

By Order of the Board of Directors

Thomas V. Gilboy
Secretary

April [__], 2003

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED WHITE PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT
IN THE ENCLOSED REPLY ENVELOPE.

If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor.

[Georgeson Shareholder Logo]

17 State Street, 10th Floor

New York, NY 10004

Banks and Brokers (212) 440-9800

Shareholders Call Toll Free (800) 545-1782

2

DEL GLOBAL TECHNOLOGIES CORP.

PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION

DATED APRIL 11, 2003

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 14, 2003

INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of shareholders to be held at the Hilton Rye Town, 699 Westchester Avenue, Rye Brook, NY 10573, on Wednesday, May 14, 2003, at 10:00 a.m. and at any adjournment or postponement of the annual meeting.  These proxy materials were first mailed on or about April [__], 2003, to all shareholders entitled to vote at the annual meeting.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders.  Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

Voting

Only holders of record of our Common Stock, par value $0.10 per share (the “Common Stock”), are entitled to notice of and to vote at the annual meeting.  Holders of our Common Stock are entitled to vote on all matters presented at the annual meeting.  Our Board of Directors has fixed the close of business on March 26, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting.  On the record date, there were 10,332,548 shares of Common Stock outstanding.  Each shareholder of record on March 26, 2003 is entitled to one vote for each share of Common Stock held on such date.

A majority of the shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business.  Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

With respect to the election of directors, the five (5) nominees receiving the greatest number of affirmative votes will be elected.

With respect to the approval of our 2003 Equity Incentive Plan and ratification of the selection of Deloitte & Touche LLP as our independent public accountants for the fiscal year ending August 2, 2003, the affirmative vote of a majority of the shares of Common Stock present or represented and voting at the annual meeting will constitute approval or ratification of such proposals, provided that the shares voting affirmatively also constitute at least a majority of the required quorum.

Abstentions and broker non-votes are not votes “for” a proposal, and accordingly, have the same effect as a vote “against” a proposal, and could prevent approval of the ratification of a proposal if the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

Proxies

Whether or not you are able to attend the annual meeting, you are urged to complete and return the appropriate enclosed WHITE proxy card, which is solicited by the Board of Directors and which will be voted as you direct on your proxy card when properly completed.  In the event no directions are specified, such proxies will be voted FOR the approval of proposals 1, 2 and 3 described in the accompanying Notice and Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the annual meeting.  You may revoke or change your proxy at any time before the annual meeting.  To do this, send a written notice of revocation or another signed proxy card with a later date to our Secretary at our principal executive offices before the beginning of the annual meeting.  You may also revoke your proxy by attending the annual mee ting and voting in person.

The Proxy Contest

A group led by Steel Partners II, L.P., a Delaware limited partnership, (“Steel Partners”) is seeking to take control of our Board of Directors in spite of the recent discussions we had with this minority shareholder regarding their desire to participate on our Board.  In fact, during the course of these discussions, we offered Steel Partners three Board seats on an expanded Board of eight directors.  Additionally, we offered Steel Partners one position on each Board committee.  Despite our attempts to negotiate seriously and obtain a favorable settlement with Steel Partners which we believed would be successful, Steel Partners instead decided to embark on a hostile proxy contest.

Steel Partners alleges that the impetus for launching its potentially costly proxy campaign is that the state of our corporate governance is inadequate.  A lack of a nominating committee and a corporate governance committee are two linchpins of their argument.  In fact, your Board established a nominating committee and a corporate governance committee and are committed to ethical corporate governance.  Given this mischaracterization at the outset of the proxy solicitation process, we urge you to apply careful scrutiny to all claims made by Steel Partners.

As you know, your management team inherited a challenging set of legal and regulatory issues upon our arrival in mid 2001.  Since then, we have worked tirelessly to satisfactorily address these issues and reposition the company with an eye toward creation of a sound platform to return to profitability and enhance long-term shareholder value.  In spite of a global economic downturn and geopolitical uncertainty, we have made significant strides in the right direction.  In fiscal 2002, your Board and management realigned the company’s cost structure by making tough decisions to consolidate seven operating facilities into four and reduce headcount.  Specifically, we hired 15 new senior level and other managers to replace terminated members of previous management and strengthen our leadership base.  In addition, we also developed comprehensive corporate and accounting policies to ensure new standards of practice and reliable reporting and have improved our Director and Officers’ insurance to enable us to intensify recruitment of qualified and independent Board candidates.

From a regulatory perspective, we maintain an on-going dialogue with the Securities and Exchange Commission and have reached an agreement in principle to settle all outstanding claims related to the investigation into financial statements filed by previous management.  In addition, in November 2002, we filed our first Form 10-K since 1999.  In January 2003, we received clearance from the SEC on certain reporting matters pertaining to prior years’ financial statements allowing us to begin preparations to re-list our common stock, one of the more important things we can do to improve shareholder value.  In February 2003, we started the process to register warrants issued in connection with the shareholder class action suit which will enable class participants and shareholders to realize value of those securities.

We also achieved other substantial milestones.  We improved our liquidity position by arranging a $10 million credit facility and settled class action litigation against the company.  Our deeply committed employees led by your Board and management team even achieved 6% revenue growth during this difficult climate.

As a direct result of these positive developments, we are working to re-list our stock on a national exchange.  We understand that this will improve liquidity for existing shareholders and potentially enhance the company’s visibility with a broader investor base.  As a first step toward this objective, we are in compliance with all filing requirements pursuant to the Securities Exchange Act of 1934.  We intend to take additional steps in the coming months and will update you on our progress.

Your Board is soliciting votes on the WHITE proxy card FOR the election of the company’s nominees. We unanimously oppose Steel Partners’ solicitation and urge you NOT to sign any GOLD proxy card sent to you by Steel Partners.

Your Board and management are, in our view, in the best position to enhance shareholder value, because of their significant management and board experience with manufacturing, distribution and other companies, as described below under “Proposal 1 -- Election of Directors By Holders of Common Stock.”

The nominees of Steel Partners have limited, if any, investment in the company.  Additionally, Steel Partners’ proxy materials do not state that they have extensive relevant industry experience. Although we recognize that, if elected, these nominees would have fiduciary obligations to all shareholders, we believe that, due to their inexperience and limited familiarity with the industry in general and the company in particular, they may give significant consideration to the opinions and advice of Steel Partners and its affiliates rather than concentrate on optimizing value for all shareholders.

Background – Who is Steel Partners?

On September 17, 2002, Steel Partners disclosed that it had acquired, through various affiliates, 6.4% of our outstanding shares of Common Stock.  On October 11, 2002, Steel Partners disclosed that it had acquired additional shares of Common Stock, raising its holdings to 7.6% of our outstanding Common Stock.  Approximately one month later, on November 20, 2002, Steel Partners disclosed that it had acquired additional shares of Common Stock, raising its holdings to 8.7% of our outstanding Common Stock.  As of the date of its most recent disclosure, Steel Partners, in conjunction with other entities (collectively a “Group”), beneficially owns 12.4% of our outstanding Common Stock.

Although the proxy materials filed by Steel Partners state that their interest is to restore shareholder value, Steel Partners has not provided a plan to achieve that objective.  Furthermore, they have even failed to provide an explanation as to why their slate of nominees is better qualified than the company’s nominees.  Steel Partners also contends that the company continues to neglect its corporate governance.  In fact, we have recently nominated 4 highly respected nominees to serve on the Board and recently formed a corporate governance committee and nomination committee to be used in connection with future elections.  Based on the lack of a discernable strategic plan and a slate of nominees that clearly lacks experience in our core business, there is no reason to believe that Steel Partners can deliver the long-term growth and shareholder value that you deserve.

YOUR BOARD OF DIRECTORS URGES YOU TO VOTE THE “WHITE” PROXY CARD TODAY. DO NOT SEND BACK THE “GOLD” PROXY CARD EVEN AS A VOTE OF PROTEST!

Your Board and management are highly qualified

Your Board and management have significant industry experience, first-hand knowledge of the company’s strategy, operations, technology and personnel, and a demonstrated history of operating the company in a very difficult environment.  Your Board and management have also adopted a long-term business strategy that has already led to an increase in revenue, a greater access to capital and enhanced credibility with regulators, financing institutions, suppliers and customers.  We believe that our existing Board and executive officers have superior board and management experience with manufacturing, distribution and other companies.  The experience of your Board and executive officers is summarized below under “Proposal 1 -- Election of Directors – Nominees.”  In contrast, based on the proxy materials provided by Steel Partners, their nominees do not appear to have any experience in the business segment in which we are engaged.

Because of the superior knowledge, experience and demonstrated track record of your Board and management, we believe your Board and management are better qualified to operate the company in order to enhance long-term value for all shareholders.

Your Board and management want to act in the best interest of all shareholders and take your concerns very seriously. PLEASE VOTE THE “WHITE” PROXY CARD TODAY!

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do I vote in person?

If you owned shares of our Common Stock on the record date, March 26, 2003, you may attend the 2003 annual meeting of shareholders and vote in person.  If you are not the record holder of your shares, please refer to the discussion following the question “What if I am not the record holder of my shares?”.  If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the 2003 annual meeting of shareholders, unless you have previously specially requested and obtained a “legal proxy” from your bank or broker and present it at the 2003 annual meeting of shareholders.

How do I vote by proxy?

To vote by proxy, you should complete, sign and date the enclosed WHITE proxy card and return it promptly in the enclosed postage-paid envelope.  To be able to vote your shares in accordance with your instructions at the 2003 annual meeting of shareholders, we must receive your proxy as soon as possible but in any event prior to the 2003 annual meeting of shareholders.

What if I am not the record holder of my shares?

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE proxy card with respect to your shares and only after receiving your specific instructions.  Accordingly, please sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares.

After signing the enclosed WHITE proxy card do not sign or return the Gold proxy card.  Remember – only your latest dated proxy will determine how your shares are to be voted at the meeting.  If you voted a GOLD proxy card and want to change your vote, you can do so now by sending in this WHITE proxy card.

If you have any questions, have not received proxy materials or need further assistance in voting your shares, please contact our proxy solicitor, Georgeson, toll-free at 800-545-1782.

What should I do if I receive a gold proxy card?

Proxies on the gold proxy card are being solicited by Steel Partners. If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, DO NOT SIGN OR RETURN THE GOLD PROXY CARD or follow any voting instructions provided by Steel Partners unless you intend to change your vote, because only your latest-dated proxy will be counted.

If you have already sent a GOLD proxy card to Steel Partners, you may revoke it and provide your support to the Company’s nominees by signing, dating and returning the enclosed WHITE proxy card.

If I plan to attend the 2003 annual meeting of shareholders, should I still submit a proxy?

Whether you plan to attend the 2003 annual meeting of shareholders or not, we urge you to submit a WHITE proxy card.  Returning the enclosed WHITE proxy card will not affect your right to attend the 2003 annual meeting of shareholders and vote.

How will my shares be voted?

If you give a proxy on the accompanying WHITE proxy card, your shares will be voted as you direct.  If you submit a proxy to us without instructions, our representatives will vote your shares in favor of our nominees. Submitting a WHITE proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the 2003 annual meeting of shareholders.

Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

How can I receive more information?

If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call Georgeson, toll-free at (800) 545-1782.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. l:

ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK

General

At the annual meeting, we are nominating five (5) candidates for election to the Board of Directors by holders of Common Stock.  Unless otherwise instructed, the proxy holders will vote the proxies received from holders of Common Stock by them for the five (5) nominees listed herein.  In the event that any of our nominees is unable or declines to accept nomination for election, the proxies will be voted for any nominee who shall be recommended by the present Board of Directors.  Management has no knowledge that any of the persons named will be unavailable or unwilling to serve.  The terms of office for each person elected as a director will continue until the next annual meeting of shareholders and until such director’s successor has been elected and qualified.

The five (5) nominees who receive the greatest number of affirmative votes of shares of Common Stock shall become directors.

To our knowledge, no arrangement or understanding exists between any of the nominees and any other person or persons pursuant to whom any nominee was or is to be selected as a director or nominee.  None of the nominees has any family relationship to any other nominee or to any of our executive officers.

Set forth below is certain information with respect to each of the nominees for the office of director:

Frank J. Brady has been a member of our Board of Directors since April 8, 2003.  In 1999, he co-founded Medical Missions for Children (“MMC”), an organization which uses technology to assist seriously ill children, and since such time has served as pro-bono Chairman of the Board of Trustees of MMC.  Prior to founding MMC, in 1997 Mr. Brady conceived and founded the School of Diplomacy and International Relations at Seton Hall University for 450 participating international and U.S. students desiring a career with the United Nations.  Prior to founding the School of Diplomacy and International Relations at Seton Hall University, from 1969 to 1997, Mr. Brady spent his professional career in the international market organizing projects and arranging financing for international business consortiums among major European, Asian and American companies.

Glenda K. Burkhart has been a member of our Board of Directors since April 9, 2003.  Ms. Burkhart is a partner of Deltech Consulting Group, a management consulting firm (“Deltech”).  She was Vice President for Operations and Planning for the Andrew W. Mellon Foundation from February 2002 to March 2003.  Prior to joining the Mellon Foundation, from September 1997 to January 2002, Ms. Burkhart served as a partner of Deltech.  Prior to Deltech, from 1996 to 1997, Ms. Burkhart was Senior Vice President for Corporate Strategic Planning and Human Resources at Readers’ Digest Association.  From 1993 to 1996, she was Corporate Vice President for Strategic Planning, Human Resources and Corporate Communications at Millipore Corporation.  Ms. Burkhart also previously has served as head of Organizational Development for Exxon Chemical and as a consultant for Bain and Company.  Ms. Burkhart earned a B.A. in Political Science and a M.A. in Education from the University of Missouri.

Samuel E. Park has been our Chief Executive Officer and President and a director since May 2001.  From 1998 until 2000, Samuel Park was President and Founder of the Hibernian Consulting Group, which specialized in helping clients increase the value of their companies.  From 1995 until 1998, he was President-Americas, Process Equipment Division, of United Utilities Ltd. U .K., serving the water and wastewater equipment markets worldwide.  From 1991 through 1995, Mr. Park was President of Leeds and Northrup (a unit of General Signal), an international manufacturer of high technology electronic instrumentations, sensors and complex large-scale process control systems.  Prior to that, Mr. Park held various manufacturing executive positions with both General Electric Company and General Signal Corporation.

Edgar J. Smith, Jr. has been a member of our Board of Directors since December 2002.  He was Vice President, General Counsel and Secretary of Witco Corporation from 1998 until his retirement in 1999.  Previously Mr. Smith had been Vice President, General Counsel and Secretary of General Signal Corporation.  Mr. Smith is also a director of Tannehill Industries, Inc., a manufacturer of coal feeding equipment as well as two not-for-profit organizations, the Hudson River Museum of Westchester and Pro Arte Singers.

Stephen N. Wertheimer has been a member of our Board of Directors since April 9, 2003.  He has been Managing Member of W Capital Management, LLC (“W Capital”), a private equity investment firm, since June 2001.  Prior to founding W Capital, from May 1996 until June 2001, Mr. Wertheimer served as a Managing Director of CRT Capital Group, LLC (“CRT Capital”), an investment banking firm in Greenwich, Connecticut.  Prior to joining CRT Capital, Mr. Wertheimer was a founder and Managing Member of Water Capital Management, an investor in distressed debt, reorganizations and bankruptcy.  He currently serves on the board of directors of El Paso Electric Company (NYSE: “EE”), Trikon Technology Inc. (NASDAQ: “TRKN”) and Morris Material Handling, Inc.  Mr. Wertheimer earned a Master’s of Management from Northwestern University and a B.S. in Finance and Economics from Indiana University.

Information Concerning Our Nominees for Director

Nominees	Age	Position and Offices Held with the Company

Frank J. Brady(1)(3)	60	Director and Chairman of the Board
Glenda K. Burkhart(1)(2)(3)	52	Director
Samuel E. Park	60	Chief Executive Officer, President and Director
Edgar J. Smith, Jr.(1)(2)(3)	68	Director
Stephen N. Wertheimer(1)(2)	52	Director

______________

(1)

Member of the Audit Committee

(2)

Member of the Stock Option and Compensation Committee

(3)

Member of the Nominating and Governance Committee

The Board of Directors unanimously recommends a vote “FOR” the election of all of the nominees listed above by the holders of Common Stock.  The Board urges you not to vote for any individuals that have been or may be nominated by Steel Partners and not to execute any proxy card other than a WHITE card.

Additional Executive Officers

In addition to the Samuel E. Park who is listed above, we have the following executive officers:

Thomas V. Gilboy, 48, has served as our Chief Financial Officer, Treasurer and Secretary since February 28, 2001.  From 2000 to 2001, Mr. Gilboy was Chief Financial Officer of Microwave Power Devices Inc., a supplier of signal amplification equipment for military and commercial wireless infrastructure applications.  For the prior 3 years, Mr. Gilboy had provided certain consulting services (including sometimes acting as Chief Financial Officer) to troubled public and private companies, including Hanover Direct, Inc., New Colt Holdings Inc., and DeVlieg-Bullard Corp.  From 1996 to 1998, Mr. Gilboy was Chief Financial Officer of PureTec Corp., an international plastics company.

Edward Ferris, 46, has served as our Senior Vice President, Corporate and Organization Development since July 2002.  From 1996 until he joined us, he was President of Plus Ultra, Inc., consultants in business and organizational strategy, and former consultants to us.  See “Certain Relationships and Related Transactions.”

Daniel J. Pisano, Jr., 56, has served as our President, Del Power Conversion Group since July 2001.  Prior to joining us, he was President of Dynamic Marketing Corp. a provider of retail marketing services.  From 1998 to 2000, he was President of Roper Scientific, Inc., a division of Roper Industries Inc. and a manufacturer of digital cameras.

Walter F. Schneider, 67, joined us in 2000 and was appointed President of Del Medical Systems Group and Villa Sistemi Medicali S.p.A. in April 2002.  From 1985 to 1999, he was President of the Bennett Division of Thermo Electron Co., a manufacturer of general purpose radiology equipment.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or are under the direction of, the Board of Directors pursuant to the New York Business Corporation Law and our by-laws and certificate of incorporation.  Members of the Board of Directors are kept informed of our business through discussions with Samuel E. Park, our Chief Executive Officer and President, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

During the fiscal year ended August 3, 2002, the Board of Directors held 15 meetings.  During this period, or in the period subsequent to joining our Board, each of the incumbent directors attended or participated in over 75% of the meetings of the Board of Directors and over 75% of the meetings held by all committees of the Board on which each such director served.

We have been reviewing our corporate governance policies and practices.  This includes comparing our current policies and practices suggested by various groups or authorities active in corporate governance and practice of other similarly-situated public companies.  Based on this review, we have adopted certain changes and expect to adopt further changes that the Board of Directors believes are the best corporate governance policies and practices for our company.  We have and will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and any applicable nationally recognized stock exchange.

We have adopted a Code of Ethics that applies to all of our employees.  Beginning in August 2002, substantial portions of this Code were included in regular employee training sessions.  A copy of the Code is attached to this Proxy Statement as Exhibit A and can be viewed on our website at www.delglobaltech.com.

Committees of the Board of Directors

The Board of Directors has three standing committees:  the Audit Committee, the Stock Option and Compensation Committee and the Nominating and Governance Committee.

The Audit Committee, which is currently composed of Messrs. Werthheimer (Chairperson), Brady and Smith and Ms. Burkhart, each of whom is independent within the meaning of the rules of the NASD, met six times during the fiscal year ended 2002.  The Audit Committee operates under a written charter adopted by the Board.  Its functions and qualifications for membership are set forth in its charter, a copy of which is attached as Exhibit B to this Proxy Statement and can be viewed on our website on www.delglobaltech.com.

The Stock Option and Compensation Committee, which is currently composed of Ms. Burkhart (Chairperson) and Messrs. Smith and Werthheimer, met four times during the fiscal year ended 2002.  The Stock Option and Compensation Committee administers our stock option and award plans and designates compensation levels for our officers and directors. The Company has followed the practice that any Stock Option and Compensation Committee recommendations of awards, options or compensation levels for senior executive officers are approved by the entire Board, excluding any management directors.  However, in April, 2003 the Board of Directors adopted a Compensation Committee Charter which will govern the Compensation Committee’s activities in the future.  This charter, a copy of which is attached as Exhibit C to this Proxy Statement, can be viewed on our website at www.delglobaltech.com.

The Nominating and Governance Committee, which is currently composed of Mr. Smith (Chairperson), Mr. Brady and Ms. Burkhart, (i) assists the Board of Directors by identifying individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of shareholders, (ii) recommends to the Board the corporate governance guidelines applicable to the Company and (iii) takes a leadership role in shaping the corporate governance of the Company.  The committee may also consider nominees recommended by shareholders.  The Nominating and Governance Committee was established in April, 2003.  The Board of Directors has adopted a written charter for this committee setting out the functions that this committee is to perform.  A copy of this charter is attached as Exhibit D to this Proxy Statement and can be viewed on our website on www.delglobaltech.com.  The Corporate Governance Guidelines adopted by the committee is also attached to this Proxy Statement as Exhibit E to this Proxy Statement and can also be viewed on our website on www.delglobaltech.com.

PROPOSAL NO. 2:

APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

Background

The Board of Directors has deemed it appropriate to ask for approval of our 2003 Equity Incentive Plan (the “2003 Plan”) by our shareholders.  The purpose is to provide (i) our officers and key employees and our subsidiaries, (ii) certain consultants and advisors who perform services for us or our subsidiaries, and (iii) members of our Board of Directors, with the opportunity to acquire shares of Common Stock or receive monetary payments based on the value of such shares or upon the satisfaction of other performance criteria intended to enhance the value of such shares.  We believe that the Plan will enhance the incentive for participants to contribute to our growth, thereby benefiting us and our shareholders, and will align the economic interests of the participants with those of the shareholders.  Reference should be made to Exhibit F for a comple te statement of the provisions of the 2003 Plan which are summarized below.  The 2003 Plan was adopted by the Board of Directors on April 8, 2003, subject to shareholder approval.

Administration

The 2003 Plan provides for administration by a compensation committee (the “Committee”).  The Committee may consist of two or more members of our Board of Directors who are “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or such other members of the Board of Directors.  Among the Committee’s powers are the authority to interpret the 2003 Plan, establish rules and regulations for its operation, select the individuals to receive awards, determine the type, size and other terms and conditions of awards, determine the time when the awards will be granted and the duration of any applicable exercise and vesting period, includin g the criteria for exercisability and vesting and the acceleration of exercisability and vesting with respect to each individual selected, and deal with any other matter arising under the 2003 Plan.

Types of Awards

Awards under the Plan may be granted in any one or a combination of stock options, stock appreciation rights, restricted stock awards, deferred stock units, and performance awards (each as described below, and collectively, “Awards”).  Awards may constitute performance–based awards, as described below.

Shares Authorized; Market Value

The aggregate number of shares of Common Stock that may be subject to Awards under the 2003 Plan shall be 300,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with the 2003 Plan.  The maximum number of shares of Common Stock with respect to which Awards may be granted to any individual participant in any one calendar year shall be 100,000 shares.  Any share of Common Stock subject to an Award that for any reason is cancelled or terminated without having been exercised or vested shall again be available for Awards under the 2003 Plan; provided, however, that any such availability shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and shall not apply for purposes of determining the maximum number of shares subject to Awards that any individual participant may receive.  As of April 18, 2003, the market value of the Common Stock underlying Awards able to be granted under the 2003 Plan was $2.40 per share.

Stock Options

Under the 2003 Plan, the Committee may grant options to purchase shares of Common Stock in the form of “incentive stock options” within the meaning of Section 422 of the Code and nonqualified stock options.

The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option’s exercise and vesting and the exercise price per share of stock subject to the option.  Stock options generally expire not later than ten years after the date on which they are granted.  The exercise price of a stock option will not be less than 100% of the fair market value of the Common Stock on the date the option is granted, except that in the case of an incentive stock option, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date the stock option is granted in the case of any participant who at the time of grant owns, directly or by attribution, more than 10% of the combined voting power of all classes of capital stock of the Company (a “ten percent owner optionee”).  In addition, the terms of an incentive stock option for a ten percent owner optionee cannot exceed five years from the date of grant.  The aggregate fair market value (determined at the time the option is granted) of the Common Stock granted as incentive stock options to an optionee that may become exercisable for the first time during any calendar year cannot exceed $100,000 (or such other limit as may be imposed by the Code).

The option price may be paid by a participant in cash or at the discretion of the Committee, shares of Common Stock owned by the participant for at least six months, a combination thereof or such other consideration as the Committee may deem appropriate.

No stock option may be exercised unless the holder has been, at all times during the period from the date of grant through the date of exercise, employed by or performing services for us, provided that the Committee may determine, in its discretion, that such exercise may be made for certain periods following the date on which a participant ceases to be employed by or performing services for us or one of our affiliates by reason of disability, death or otherwise.

Stock Appreciation Rights

Stock appreciation rights shall provide a participant with the right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the fair market value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the fair market value of such shares on the date of grant, or other specified valuation (which shall be no less than the fair market value on the date of grant).  Each stock appreciation right shall expire no more than ten years from its date of grant, and shall be subject to such other terms and conditions as the Committee shall deem appropriate, including, without limitation, provisions for the forfeiture of the stock appreciation right for no consideration upon termination of employment.

Restricted Stock Awards

Restricted stock awards shall consist of Common Stock issued or transferred to participants with or without other payments therefor as additional compensation for services to us.  Restricted stock awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and our right to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods or prior to becoming vested.  Each restricted stock award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a restricted stock award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

Deferred Stock Units

Deferred stock units shall provide a participant with the right to receive a specified number of shares of Common Stock at the end of a specified period.  The Committee shall have complete discretion in determining the number, vesting and time of payment of Common Stock with respect to deferred stock units granted to each participant, as set forth in the applicable deferred stock unit agreement.  The Committee may condition the granting, vesting or payment of deferred stock units upon the attainment of specific performance goals, or subject deferred stock units to such other terms and conditions as the Committee deems appropriate and as set forth in the applicable deferred stock unit agreement, including, without limitation, provisions for the forfeiture of deferred stock units (and the Common Stock payable thereunder) for no consideration upon termination of the participant’s employment prior to the end of a specified period.

Performance Awards

Performance awards shall provide a participant with the right to receive a specified number of shares of Common Stock or cash at the end of a specified period.  The Committee shall have complete discretion in determining the number, amount and timing of performance awards granted to each participant.  The Committee may condition the granting, vesting or payment of performance awards upon the attainment of specific performance goals or such other terms and conditions as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of such payment for no consideration upon termination of the participant’s employment prior to the end of a specified period.

Performance-Based Awards

Certain Awards granted under the 2003 Plan may be granted in a manner such that they qualify for the performance based compensation exemption from Section 162(m) of the Code (“Performance-Based Awards”).  As determined by the Committee in its sole discretion, either the granting, vesting or payment of such Performance-Based Awards are to be based upon one or more of the following factors:  net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any of our other publicly-traded securities; market share; gross profits; earnings before interest and taxes; earnings before interest, tax es, depreciation and amortization; economic value-added models and comparisons with various stock market indices; reductions in costs; or any combination of the foregoing.  With respect to Performance-Based Awards that are not stock options or stock appreciation rights based solely on the appreciation in the fair market value of Common Stock after the grant of the Award, (i) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply, no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed), (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied, and (iii) the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.  After establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

Eligibility of Participants

All of our and our subsidiaries’ employees, officers, directors, consultants and advisors are eligible to participate in the 2003 Plan.  The selection of participants from eligible individuals is within the discretion of the Committee.  Approximately 500 individuals were eligible to participate in the 2003 Plan as of April 8, 2003, including the directors and executive officers named in this Proxy Statement.

Other Terms of Awards

The 2003 Plan provides that Awards shall not be transferable otherwise than by will or the laws of descent and distribution or, in the case of awards other than incentive stock options, pursuant to a qualified domestic relations order (as defined under Section 414(p) the Code), or, if the Committee so provides, in an agreement for a nonqualified stock option or restricted stock award, for its transferability as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the participant receives no consideration for the transfer and the transferred nonqualified stock option or restricted stock award shall continue to be subject to the same terms and conditions as were applicable to the nonqualified stock option or restricted stock award immediately before the transfer.

The Committee may permit a participant to elect to pay taxes required to be withheld with respect to an Award in any appropriate manner (including, without limitation, by the surrender to us of shares of Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to the exercise of such Award).

The 2003 Plan provides that the Committee, in its sole discretion may determine that upon the occurrence of a “change in control,” all outstanding Awards become fully exercisable or payable or that any future or vesting restrictions thereon shall lapse.  A “change of control” is deemed to have occurred if (a) any person becomes a beneficial owner of our securities (not including in the securities beneficially owned by such person any securities acquired directly from us or our affiliates) representing 30% or more of the voting power, (b) the individuals who at the date of effectiveness of the 2003 Plan constituted the Board of Directors (including any new director whose election was approved by the majority vote of directors who were the directors at the beginning of the period) cease for any reason to constitute a majority, (c) our shareholders approve our merger or consolidation pursuant to certain conditions, or (d) our shareholders approve a plan of our complete liquidation or an agreement for the sale or disposition of substantially all of our assets.  In addition, the Committee, in its discretion, may determine that each outstanding stock option and stock appreciation right shall terminate within a specified number of days after notice to the participant thereunder, and each such participant shall receive, with respect to each share of Common Stock subject to such stock option or stock appreciation right, an amount equal to the excess of the fair market value of such shares immediately prior to such change in control over the exercise price per share of such stock option or stock appreciation right; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

The Board of Directors may amend or terminate the 2003 Plan at any time and from time to time but no amendment shall be effective unless and until the same is approved by our shareholders where the amendment would (i) increase the total number of shares which may be issued under the 2003 Plan or (ii) increase the maximum number of shares which may be issued to any individual participant under the 2003 Plan.  No amendment or termination of the 2003 Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant’s written consent.

The 2003 Plan shall be effective as of April 8, 2003, provided that the 2003 Plan is approved by our shareholders at the annual meeting.

Federal Tax Treatment

The following discussion of the principal federal income tax consequences of Awards granted under the 2003 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, and is subject to change at any time (possibly with retroactive effect).  The discussion is only intended to be a general summary, and does not address any state, local or non-U.S. taxes that may be applicable.

Incentive Stock Options

An employee who receives an incentive stock option does not recognize any taxable income upon the grant of the option.  Similarly, the exercise of an incentive stock option does not result in taxable income to the employee, provided that (i) the federal “alternative minimum tax” does not apply, which depends on the employee’s own tax situation, and (ii) the employee is employed by us from the grant date of the option until three months prior to its exercise (except in cases of termination of employment because of disability or death, which allow qualifying exercises for one year after termination).  If an employee exercises an incentive stock option after these requisite periods, the option will be treated as a nonqualified stock option, as described below.

If an employee exercises an incentive stock option, and then holds the acquired shares until the later of (i) two years from the option’s grant date, and (ii) one year after the transfer of the acquired shares (the “applicable holding period”), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price.  If, however, an employee does not hold the acquired shares for the applicable holding period -- thereby making a “disqualifying disposition” -- the employee would generally realize ordinary income on the excess of the fair market value of the shares at the time the option was exercised over the exercise price, and any remaining income would be eligible for taxation as capital gains.

We will not be allowed a federal income tax deduction upon either the grant or the exercise of an incentive stock option, or upon a disposition of the acquired Common Stock after the applicable holding period.  In the event of a disqualifying disposition, we will be allowed a deduction equal to the ordinary income recognized by the employee, provided that the income constitutes an ordinary and necessary business expense to us and the limitations of Sections 280G and 162(m) of the Code do not apply.

Nonqualified Options and Stock Appreciation Rights

A participant who receives a nonqualified stock option or stock appreciation right will not recognize any taxable income upon its grant.  However, the participant will generally recognize ordinary income upon exercise of a nonqualified stock option equal to the excess of the fair market value of the acquired shares at the time of exercise over the exercise price.  Similarly, upon the receipt of cash or shares from the exercise of a stock appreciation right, the participant will generally recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.  Any ordinary income recognized upon exercise of a nonqualified stock option or stock appreciation right will be subject to both wage withholding and employment taxes.

Upon exercise of a nonqualified stock option or stock appreciation right, a federal income tax deduction will be allowed to the Company equal to the ordinary income recognized by the participant, provided that it constitutes an ordinary and necessary business expense to us and the limitations of Sections 280G and 162(m) of the Code do not apply.

Other Awards

For other Awards under the 2003 Plan that are settled either in cash or in shares of Common Stock and that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

With respect to Awards under the 2003 Plan that are settled in shares of Common Stock that are restricted as to transferability and subject to a substantial risk of forfeiture -- absent a written election filed with the Internal Revenue Service within 30 days after the date of transfer of shares (a “Section 83(b) election”) -- a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the Award, if any.  If a sale of the shares would subject the participant to liability under Section 16(b) of the Exchange Act, the shares will be treated as nontransferable and subject to Restrictions until such times as they may be sold without liability under Section 16(b).  If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such Award, if any.

Any ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 2003 Plan will be subject to both wage withholding and employment taxes.

We generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that it constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control

As described above, upon our “change in control,” all outstanding Awards under the 2003 Plan may become fully exercisable.  In general, if the total amount of payments to an individual that are contingent upon our “change of control” (as defined in Section 280G of the Code), including payments under the 2003 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, the individual’s average annual compensation for the five complete years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code.  A portion of any parachute payments would be non-deductible to us and would result in a 20% excise tax to the individual.  We have agreed to pay a gross-up of such payments to cer tain individuals in such circumstances.  See “Change of Control Agreements.”

Certain Limitations on Deductibility of Executive Compensation

With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction otherwise allowed with respect to Awards).  One exception to this rule applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met.  We believe that Awards granted under the 2003 Plan will qualify for this performance-based compensation exception.

Awards Outstanding Under the 2003 Plan

As of April 9, 2003, we have not granted any Awards under the 2003 Plan.

Shareholder Approval Required

The affirmative vote of a majority of the shares of Common Stock present or represented and voting at the annual meeting, together with the affirmative vote of at least a majority of the required quorum, is required for approval of the 2003 Plan.

The Board of Directors recommends a vote “FOR” the above proposal.

PROPOSAL NO. 3:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee recommends, and the Board of Directors selects, our independent public accountants.  The Audit Committee has recommended that Deloitte & Touche LLP, who served during the fiscal year ended 2002, be selected as our independent public accountants for the fiscal year ending August 2, 2003, and the Board of Directors has approved the selection.  At the annual meeting, the shareholders are being asked to ratify the selection of Deloitte & Touche LLP as our independent public accountants for the fiscal year ending August 2, 2003.

If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will consider the selection of other independent public accountants whose appointment for any period subsequent to the next annual meeting will be subject to the shareholders at that meeting for the fiscal year ended 2003.  Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the Board of Directors feels that such a change would be in our and our shareholders’ best interests.

It is anticipated that a representative of Deloitte & Touche LLP will be present at the annual meeting.  Such representative will be afforded an opportunity to make a statement at the meeting if he or she so desires and he or she will be available to respond to appropriate questions from shareholders during the meeting.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”) for professional services rendered for (i) the audit of our annual consolidated financial statements set forth in the our Annual Report on Form 10-K for the fiscal year ended August 3, 2002 and (ii) the reviews of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $668,000.  The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of our consolidated annual financial statements and the reviews of the interim consolidated financial statements for the fiscal year ended July 28, 2001 were $1,323,000.

Audit-Related Fees

The aggregate fees billed for Audit-Related services for the fiscal year ended August 3, 2002 were $2,219,500.  The aggregate fees billed for Audit-Related services for the fiscal year ended July 28, 2001 were $1,323,000.  These fees related to restatements of certain July 28, 2001 and prior financial information, prepared by previous management,  including the pushback of certain adjustments to the prior periods.

Tax Fees

The aggregate fees billed for tax services for the fiscal year ended August 3, 2002 were $122,000.  There were no fees billed for tax services for the fiscal year ended July 28, 2001.  The fiscal 2002 fees relate to tax planning and consulting work.

All Other Fees

There were no fees for other professional services rendered during the fiscal years ended August 3, 2002 or July 28, 2001.

The Audit Committee has advised us that it has determined that the non-audit services rendered by Deloitte & Touche during our most recent fiscal year are compatible with maintaining the independence of such auditors.

The affirmative vote of the majority of shares of Common Stock present or represented and voting at the annual meeting, together with the affirmative vote of at least a majority of the required quorum, is required for the ratification of Deloitte & Touche as our independent public accountants.

The Board of Directors recommends that the shareholders vote “FOR” the ratification of the selection of Deloitte & Touche to serve as the Company’s independent public accountants for the fiscal year ending August 2, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To our knowledge, as of March 21, 2003, the only persons (including “groups” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who beneficially own more than 5% of the Common Stock are the following:

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of Class
Benson Associates LLC 111 SW 5th, Suite 2130 Portland, OR 97204	1,159,163(2)	11.22%
FMR Corp. 82 Devonshire Street Boston, MA 02109	696,100(3)	6.74%
Royce & Associates LLC 1414 Avenue of the Americas New York, NY 10019	1,100,110(4)	10.65%
Warren G. Lichtenstein(6) c/o Steel Partners II, L.P. 150 E. 52nd Street, 21st Floor New York, NY	1,287,160(5)	12.39%
Wellington Management Co. LLP 75 State Street Boston, MA 02109	903,024(6)	8.74%
Samuel P. Sporn c/o Schoengold & Sporn, P.C. 19 Fulton Street, Suite 406 New York, NY 10038	1,166,666(7)	10.94%(2)

__________________________________

(1)

Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.

 (2)

According to information contained in a Schedule 13G/A dated March 5, 2003, Benson Associates, LLC (“Benson”), an investment advisor registered under the Investment Advisors Act of 1940 (“Investment Act”), is the beneficial owner of 1,159,163 shares of Common Stock.  In its role as investment advisor, Benson has sole power to vote and dispose of the shares of Common Stock but disclaims beneficial ownership of such shares owned by it in a fiduciary capacity.

(3)

According to information contained in a Schedule 13G dated February 14, 2003, Fidelity Management and Research Company (“Fidelity”), a wholly-owned subsidiary of FRM Corp., an investment advisor registered under the Investment Act, is the beneficial owner of 696,100 shares of Common Stock through its Fidelity Low Priced Stock Fund and other funds.  Edward C. Johnson 3d, in his capacity as Chairman of FMR Corp., through its control of Fidelity, and the Fidelity Funds each has sole power to dispose of the shares of Common Stock owned by FMR Corp.  Neither FMR Corp. nor Edward C. Johnson 3d, has sole power to vote or direct the voting of the shares owned directly by the Fidelity funds.  Voting power resides with the each of the Fidelity Funds’ Boards’ of Trustees.

(4)

According to information contained in a Schedule 13G dated February 4, 2003, Royce & Associates, LLC (“Royce”), an investment advisor registered under the Investment Act, is the beneficial owner of 1,100,110 shares of Common Stock.  In its role as investment advisor, Royce has sole power to vote the shares of Common Stock owned by Royce.

(5)

According to information contained in a Schedule 13D dated March 20, 2003 filed jointly by Steel Partners II, L.P., a Delaware limited partnership (“Steel Partners”), Warren G. Lichtenstein, WebFinancial Corporation, a Delaware corporation (“WebFinancial”), Henry Partners, L.P., a Delaware limited partnership (“Henry Partners”),  Matthew Partners, L.P., a Delaware limited partnership (“Matthew Partners”), Henry Investment Trust, L.P., a Pennsylvania limited partnership (“Henry Trust”), Canine Partners, L.L.C., a Pennsylvania limited liability company (“Canine Partners”) and David W. Wright (collectively, the “Group), the Group collectively is the beneficial owner of 903,216 shares of our Common Stock.  Steel Partners, LLC, a Delaware limited liability company (“Partners LLC”) is the general partner of Steel Partners.  Mr. Lic htenstein is the sole executive officer and managing member of Partners LLC.  By virtue of his position, Mr. Lichtenstein has the sole power to vote and dispose of the 903,216 shares of our Common Stock owned by Steel Partners.  WebFinancial has sole power to vote and dispose of 28,646 shares of our Common Stock.  Mr. Lichtenstein is also the President, Chief Executive Officer and director of WebFinancial Corporation.  Mr. Lichtenstein disclaims beneficial ownership of the 28,646 shares owned by WebFinancial.  Mr. Wright is the President and Managing Member of Canine Partners, which is the general partner of Henry Trust, which in turn is the general partner of each of Henry Partners and Matthew Partners.  Henry Partners has sole power to vote and dispose of 233,000 shares of our Common Stock and Matthew Partners beneficially owns 62,000 shares of our Common Stock.  The beneficial ownership of Matthew Partners also includes warrants to purchase 52,298 shares of our Common St ock, which warrant is exercisable upon the effectiveness of the Registration Statement on Form S-1 filed on February 12, 2003.  By virtue of his positions at Canine Partners, Henry Partners and Henry Trust, Mr. Wright may be deemed to beneficially own the 233,000 shares of our Common Stock owned by Henry Partners and the 114,298 shares of our Common Stock owned by Matthew Partners.  In addition, Mr. Wright individually owns 8,000 shares of our Common Stock outstanding.  Accordingly, Mr. Wright has sole voting and dispositive power with respect to 355,298 shares of our Common Stock.

(6)

According to information contained in a Schedule 13G dated February 14, 2003, Wellington Management Company, LLP (“Wellington”), an investment advisor registered under the Investment Act, may be deemed the beneficial owner of 903,024 shares of Common Stock of the Company.  Clients of Wellington are the owners of record of the shares held by Wellington.  Accordingly, in its role as investment advisor, Wellington has shared power to vote as to 666,151 of our Common Stock and shared power to dispose of all 903,024 of our Common Stock owned by Wellington.

(7)

According to information contained in a Schedule 13D dated January 21, 2003, Schoengold & Sporn, P.C. (“Schoengold”), a New York professional corporation, engaged in the practice of law, may be deemed the beneficial owner of 833,333 shares of Common Stock.  Messrs. Samuel P. Sporn, Joel P. Laitman and Christopher Lometti are attorneys with Schoengold.  None of Messrs. Sporn, Laitman or Lometti beneficially own any shares or have individual power to vote or dispose or direct the disposition of the shares of our Common Stock owned by Schoengold.  Accordingly, Schoengold has sole power to direct the vote and sole power to dispose or direct the disposition of the shares of our Common Stock owned by Schoengold.  The beneficial ownership of Schoengold also includes a warrant to purchase 333,333 shares of our Common Stock, which warrant is exercisable upon the effectiveness of the Regist ration Statement on Form S-1 filed on February 12, 2003.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth certain information, to our knowledge regarding the beneficial ownership of our Common Stock as of April 10, 2003, by (i) each executive officer identified in the Summary Compensation Table, (ii) each of our directors, and (iii) all executive officers and directors as a group.  Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission.  For purposes of calculating the percentage beneficially owned, the number of shares of Common Stock includes 10,332,548 shares of Common Stock outstanding as of April 10, 2003 and the shares of Common Stock subject to options held by the person or group that are currently exercisable or exercisable within 60 days from April 10, 2003.  The address for all of our executive officers and directors is c/o Del Global Technologies Corp., One Commerce Park, Valhalla, NY 10595.

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of Class(2)
Samuel E. Park	250,000(3)	2.36%
Thomas V. Gilboy	52,500(3)	*
Edward Ferris	12,500(3)	*
Daniel J. Pisano, Jr.	29,000(3)	*
Walter F. Schneider	78,500(3)	*
Frank J. Brady	0	0
Glenda K. Burkhart	0	0
Edgar J. Smith, Jr.	6,250(3)	*
Stephen N. Wertheimer	0	0
All Directors and Named Executive Officers as a group (9 persons)	428,750(3)	3.98%

__________________________________

*Represents less than 1% of the outstanding shares of our Common Stock.

(1)

Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him.

(2)

Excludes the Common Stock issuable upon exercise of warrants issued to certain shareholders in connection with settlement of a class action lawsuit, registered pursuant to a registration statement on Form S-1 filed on February 12, 2003, which was not effective as of the date of this Proxy Statement.

(3)

Represents shares of our Common Stock which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 10, 2003:

Samuel E. Park	250,000
Thomas V. Gilboy	52,500
Edward Ferris	12,500
Daniel J. Pisano, Jr.	29,000
Walter F. Schneider	78,500
Edgar J. Smith	6,250
All Directors and Named Officers as a Group	428,750

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act (“Section 16(a)”), requires our directors and certain of its officers, and persons who own more than 10% of the Common Stock (collectively, “Insiders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Insiders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that except for late filings of initial reports of ownership by one outside director and one executive officer, its Insiders complied with all applicable Section 16 filing requirements for the fiscal year ended 2002, on a timely basis.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth the compensation of Samuel E. Park, our Chief Executive

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Securities Underlying Options	All Other Compensation ($)

Samuel E. Park	2002	$353,901	$220,500	$64,425(3)	50,000(5)	-
Chief Executive Officer	2001(4)	80,769	$50,000	13,703	250,000(6)	-

Thomas V. Gilboy	2002	187,924	80,000	-	15,000(5)	-
Chief Financial Officer	2001(7)	72,346	15,000	-	50,000(7)	-

Edward Ferris	2002(8)	11,638	6,667	4,505(3)	-	-
Senior Vice President, Corporate and Organizational Development

Daniel J. Pisano, Jr.	2002	227,758	88,000	-	54,000(5)(10)	-
President, Power	2001(10)	7,692	4,000	-	-	-
Conversion Group

Walter F. Schneider	2002	203,462	88,000	12,253	36,000(5)	-
President, Medical	2001(11))	125,000	36,000	-	60,000(5)(11)	-
Systems Group

Leonard Trugman(13)	2001	249,693	100,000(13)	-	-	-
Ex-Chief Executive Officer	2000	351,775	200,000(13)	-	50,000(14)	$914,078(15)

David Engel(17)	2001	85,795	-	-	-	-
Ex-President, Medical Systems Group	2000	162,500	85,000	-	20,000(15)	10,697(17)

Officer, and our other four most highly compensated executive officers during our fiscal years ended August 3, 2002, July 28, 2001 and July 29, 2000.

SUMMARY COMPENSATION TABLE

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(1)

The figures reported in the bonus column represent amounts earned and accrued for each year.

(2)

The other annual compensation represents payments on behalf of Mr. Park, Mr. Ferris and Mr. Schneider related to company apartments for their use. The aggregate amount of any perquisites or other personal benefits for other executive officers was less than $50,000 or 10% of the total annual salary and bonus and is not included in the above table.

(3)

With regard to Mr. Park and Mr. Ferris, fiscal year 2002 amounts include an apportionment of reimbursements of part of the calendar year 2002 tax liability related to the use of the company apartments of $18,693 and $1,498, respectively.

(4)

Mr. Park was hired as Chief Executive Officer on May 1, 2001, with an annual base salary of $350,000.

(5)

Consists of nonqualified stock options granted on October 17, 2001.  Such stock options become exercisable immediately with an exercise price of $1.80.  They are exercisable through October 16, 2011.

(6)

Consists of nonqualified stock options granted on April 23, 2001.  Such stock options become exercisable 25% on the date of grant and 25% each year thereafter with an exercise price of $1.00, except with respect to Mr. Park.  Mr. Park’s options become exercisable 40% on the date of grant and 20% each year thereafter with an exercise price of $1.00.  They are exercisable through April 22, 2011.

(7)

Mr. Gilboy was hired as Chief Financial Officer on February 27, 2001, at an annual base salary of $180,000.

(8)

Mr. Ferris was hired as Senior Vice President, Corporate and Organizational Development on July 1, 2002 at an annual base salary of $200,000.

(9)

Consists of nonqualified stock options granted on August 3, 2001.  Such stock options become exercisable in increments of 25% per year with an exercise price of $1.15.  They are exercisable through August 2, 2011.

(10)

Mr. Pisano was hired as President, Power Conversion Group on July 11, 2001 at an annual base salary of $200,000.

(11)

Mr. Schneider was hired on September 18, 2000 and was appointed as President, Medical Systems Group on April 22, 2002, with an annual base salary of $220,000.  The compensation for fiscal 2001 includes amounts paid to Mr. Schneider prior to the time he became our executive officer.

(12)   Consists of nonqualified stock options granted on September 19, 2000.  Such options become exercisable 25% each year with an exercise price of $8.63.  They are exercisable through September 18, 2015.

(13)

Mr. Trugman was our Chief Executive Officer until February 26, 2001 with an annual base salary of $369,364.

(14)

For Mr. Trugman, the bonus amount included deferred compensation in the amount of $100,000 for each of 2001 and 2000, respectively.

(15)

Consists of nonqualified stock options granted on October 22, 1999.  Such options became exercisable 25% per year with an exercise price of $7.50.  These options were canceled on January 30, 2001 with respect to Mr. Engel and February 26, 2001 with respect to Mr. Trugman.

(16)

Earnings related to exercise of nonqualified stock options.

(17)

Mr. Engel was President of Del Medical Systems until January 31, 2001 with an annual base salary of $167,502.

OPTION GRANTS IN THE LAST FISCAL YEAR

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees In Fiscal Year 2002	Excise Price ($)(Sh)	Expiration Date	Potential realizable value at assumed annual rates of stock price appreciation for option term
					5%($)(1)	10%($)(1)

Samuel E. Park	50,000 (2)	30%	$1.80	10/16/2011	$56,601	$143,437
Thomas V. Gilboy	15,000 (2)	9%	1.80	10/16/2011	16,980	43,031
Edward Ferris	-	-	-	-	-	-
Daniel J. Pisano, Jr.	50,000 (3)	30%	1.15	8/2/2011	36,161	91,640
Daniel J. Pisano, Jr.	4,000 (2)	2%	1.80	10/16/2011	4,528	11,475
Walter F. Schneider	36,000 (2)	22%	1.80	10/16/2011	40,752	103,275

________________________________

(1)

Fair market value of stock on grant date compounded annually at rate shown in column heading, for the option term, less exercise price.

(2)

These stock options were granted on October 17, 2001 and vested immediately.

(3)

These stock options were granted on August 3, 2001 and vest in increments of 25% per year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options at fiscal year-end		Value of unexercised in-the-money options at fiscal year-end ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Samuel E. Park	-	-	200,000	100,000	$390,000	$215,000
Thomas V. Gilboy	-	-	40,000	25,000	74,000	53,750
Edward Ferris	-	-	-	-	-	-
Daniel J. Pisano, Jr.	-	-	29,000	25,000	55,400	50,000
Walter F. Schneider	-	-	63,500	32,500	102,350	53,750

__________________

(1)

Difference between the fair market value of the underlying Common Stock ($3.15) and the exercise price for in-the-money options on August 3, 2002.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of August 3, 2002 with respect to our shares of Common Stock that may be issued under our existing equity compensation plans:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders:
Stock Option Plan	1,990,055	$3.45	253,160(2)
Equity compensation plans not approved by security holders:
Warrants issued in connection with the acquisition of Villa(3)	50,000	$7.94	None
Warrants granted for services rendered(4)	15,000	$7.69	None
Warrants issued in settlement of class action lawsuit(5)	1,000,000	$2.00	None

_____________________

(1)

Excludes securities reflected in column (a).

(2)

As of March 21, 2003, the number of securities remaining available for future issuance under the Stock Option Plan is 287,040 due to the granting of 175,000 additional shares at an average exercise price of $2.90 and the cancellation of 208,880 shares.

(3)

Warrants granted to the former majority shareholder of Villa Sistemi Medicali S.p.A. (“Villa”) in connection with our acquisition of Villa in December 1999.  The warrants expire in December 2005.

(4)

Warrants granted to consultants for services rendered in 1999.  The warrants expire in October 2004.

(5)

Pursuant to our past class action settlement with our shareholders, we issued warrants to purchase shares of our Common Stock at an exercise price of $2.00 per share.  The issuance of these warrants was pursuant to a court order issued in connection with the settlement of the class action lawsuit, and, therefore, was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(10) thereof.  The warrants expire in March 2008.

Stock Option and Stock Purchase Plans

Our Stock Option Plan

We amended and restated our stock option plan as of December 14, 2000 (the “Option Plan”).  The amendment in December 2000 provided that any options expiring while our shares are suspended from trading on the NASDAQ Stock Market will be subject to an extension of six months from the earlier of the date trading resumes on a nationally recognized exchange or the filing of our Form 10-K for the year ended July 29, 2000. We have not filed and do not contemplate filing a Form 10-K for the fiscal year ended 2000. Therefore, for this amendment of the Option Plan, the relevant extension will be six months from the resumption of a listing or quoting for our common stock on a nationally recognized stock exchange.

The Option Plan will expire on December 31, 2009 unless it is earlier terminated. The following summary of certain provisions of the Option Plan does not purport to be complete and is subject to and is qualified in its entirety by reference to the actual text of the Option Plan, a copy of which is attached as an exhibit to our Annual Report on Form 10-K for the year ended August 3, 2002. The Option Plan provides for the grant of incentive stock options and non-qualified stock options to our executive officers, directors, employees and consultants.

A committee designated by our Board of Directors administers the Option Plan. Among other things, the committee: (i) determines participants to whom options may be granted and the number of shares to be granted pursuant to each option, based upon the recommendation of our chief executive officer; (ii) determines the terms and conditions of any option under the Option Plan, including whether options shall be incentive stock options, within the meaning of Section 422 of the Code, or non-qualified stock options; (iii) may vary the vesting schedule of options; and (iv) may suspend, terminate or modify the Option Plan.  The Company has followed the practice that any Stock Option and Compensation Committee recommendations of awards, options or compensation levels for senior executive officers are approved by the entire Board, excluding any management directors.

Under the Option Plan, incentive stock options have an exercise price equal to their fair market value as of the grant date and, unless earlier terminated, are exercisable for a period of ten (10) years from the grant date.  Non-qualified stock options may have an exercise price that is less than, equal to or more than the fair market value on the grant date and, unless earlier terminated, are exercisable for a period of up to fifteen (15) years from their grant date.

Subject to amendment by the committee, options granted under the Option Plan vest up to 25% on an annual basis, beginning on the first anniversary of the grant date, and may vest up to 100% on the fourth anniversary of the grant date.

The Option Plan authorizes the issuance of options to purchase an aggregate of 3,874,293 shares of our Common Stock, as adjusted by the committee, in its discretion, to reflect certain changes in our capitalization.  As of August 3, 2002, an aggregate of 253,160 shares were available for issuance on options to be granted under the Option Plan.  As of August 3, 2002, options to purchase an aggregate of 1,990,055 shares were outstanding at an average exercise price of $3.45 per share, having a range of expiration dates through January 2017.  During the fiscal year ended 2002, we granted options to purchase 165,000 shares of Common Stock at an average exercise price of $1.65 per share.  During the fiscal year ended 2002, no options were exercised and no options expired or were cancelled.  To date, options to purchase 1,631,078 shares of Common Stock have been exercised.

As of March 21, 2003, we had granted options to purchase 300,000 shares of Common Stock to Samuel E. Park, 65,000 shares of Common Stock to Thomas V. Gilboy, 50,000 shares to Edward Ferris, 54,000 shares of Common Stock to Daniel J. Pisano, Jr. and 96,000 shares of Common Stock to Walter F. Schneider, all at an average exercise price of $1.42 per share.

The exercise price of options granted under the Option Plan may, at the discretion of the committee, be paid by the optionee in (i) cash, (ii) check, (iii) shares of Common Stock owned for at least one year and valued at their fair market value as of the date of exercise of the option, (iv) an executed exercise notice together with irrevocable broker instructions to sell the shares subject to the option and deliver promptly to us the proceeds required to pay the option price, (v) a combination thereof or (vi) such other consideration (other than a promissory note from the optionee) as the committee may deem appropriate. Shares underlying options that expire or terminate for any reason without having been exercised in full shall become available for future grants.

In the event we terminate the employment of an optionee for cause, the optionee’s unexercised options will terminate as of such termination date. In the event an optionee retires, all unexercised options granted to such optionee shall immediately vest in full and remain exercisable in accordance with their terms, or for five (5) years after the date such optionee retires, whichever period is shorter. If a retiring optionee remains on our Board of Directors after retirement, then vested non-qualified stock options may be exercised as long as the retired optionee remains a director and for a period of six (6) months thereafter, or for five (5) years after retirement, whichever is longer. Incentive stock options may only be exercised within their respective terms or for three (3) months after retirement, whichever is shorter.

In the event of a termination of employment by reason of disability or death, then all unexercised options held by the optionee shall immediately vest and remain exercisable in accordance with their respective terms or for three (3) years following such termination, whichever is shorter.

In the event of termination of employment for any other reason, all unexercised options shall be deemed cancelled, except that any vested options shall be exercisable for the balance of their respective terms or for nine (9) months of such termination, whichever is shorter. The committee may, in its sole discretion, establish different terms and conditions regarding the effect of a termination of employment under the Option Plan, to the extent permitted by applicable law.

Upon the occurrence of a ‘change of control,’ any time periods relating to the exercise of options shall be accelerated so that the options immediately vest and become exercisable in full. At such time, the committee may offer an optionee the option to have us purchase the options from such optionee for an amount equal to the cash that could be realized upon the exercise of the options.  A change of control shall have such meaning as determined from time to time by the committee and included in any option agreement, provided that a change of control shall be deemed to have occurred if: (i) there is a change in beneficial ownership of twenty (20%) percent or more of the voting power of our outstanding capital stock, (ii) during any two consecutive years, individuals who at the beginning of such period were directors cease to constitute a majority of our Board of Dire ctors, unless the election, or nomination for election by our shareholders, of the new directors was approved by at least two-thirds of the directors then in office who were directors at the beginning of such period or (iii) our shareholders have approved (x) a consolidation or merger in which we are not the surviving corporation or pursuant to which our shares of Common Stock are converted into cash, stock or other property, other than a merger in which our shareholders have the same ownership percentage in the surviving corporation after the merger, (y) the sale, lease or exchange or other transfer (in one or a series of transactions) of all or substantially all of our assets or (z) any plan or proposal for our liquidation or dissolution.

Our Board of Directors or the committee may at any time suspend, terminate, modify or amend the Option Plan, subject to any shareholder approval required by applicable law.  No suspension, termination, modification or amendment of the Option Plan may adversely affect the rights of an optionee without the optionee’s consent.  The committee may, in its discretion, amend the terms of any option as it deems advisable or to cancel or annul any option grant, provided that no such amendment, modification, cancellation or annulment may, without consent of the optionee, adversely affect such optionee’s rights under the option.  The committee may also convert any outstanding incentive stock options to non-qualified stock options, require an optionee to forfeit any unexercised options, any shares purchased pursuant to an option or any gains realized by virtue of rece iving an option, in the event an optionee competes with us.

Employee Benefit Plans

Defined Benefit Plan

We have a defined benefit pension plan which provides retirement benefits for some employees.  The executive officers named in the Summary Compensation Table do not participate in the plan.

Subsequent to the fiscal year ended July 29, 2000, our management concluded that violations of the Employee Retirement Income Security Act, or ERISA, existed relating to this defined benefit plan.  The violations related to excess concentrations of our Common Stock in the plan assets.  In July 2001, our management decided to terminate this plan, subject to having available funds to finance the plan in accordance with rules and regulations related to terminating pension plans.  This plan has not yet been terminated, but we expect to terminate this plan in calendar 2003.

Director Compensation

Our directors receive $25,000 per year for their services as directors.  Our non-employee directors are also eligible to receive stock options under our stock option plan.  There were no options granted to our non-employee directors during fiscal year 2002.  Directors who are our employees do not receive any compensation for their services as directors.  Accordingly, Mr. Park is not compensated for serving as a director.

Employment Agreements

We entered into an employment agreement with Samuel E.  Park, effective as of May 1, 2001, which agreement expires on April 30, 2004, unless earlier terminated by Mr. Park or us.  Pursuant to his employment agreement, Mr. Park serves as our President and Chief Executive Officer at an annual salary of $350,000.  Each year after his first year of employment, his annual salary shall equal $350,000 times the greater of (i) the yearly percentage increase in the Consumer Price Index, as defined, or (ii) five percent (5%).  In addition, Mr.  Park is entitled to receive an annual performance bonus based upon target goals set by the Board of Directors.  If Mr. Park attains 100% of the target goals, his bonus payment shall equal sixty percent (60%) of his then current salary.  If in any year Mr. Park exceeds or fails to attain 100% of target performance, t he Board of Directors shall have discretion to adjust his bonus payments accordingly.  Mr. Park may elect to defer a portion of his bonus payments to a deferred compensation account until age 65.

Throughout his employment term, Mr. Park is entitled to five (5) weeks of paid vacation time, reimbursement of his reasonable business and travel expenses and the use of a company automobile.  Mr. Park is also entitled to the use of a corporate apartment through the employment term and a gross-up payment equal to the amount of income tax payable by Mr. Park attributable to the use of such apartment.  Mr. Park may participate in any pension, profit sharing, group insurance and such other benefit plans as are made available to our executives generally.  In addition, we have agreed to maintain a life insurance policy, in an amount equal to three (3) times Mr. Park’s salary, which policy is payable, less any amounts paid by our group insurance plan, to Mr. Park’s estate or his designated beneficiaries upon his death.  Mr. Park’s employment agreement also contains confidentiality and non-competition provisions with a restrictive period of one (1) year following termination of his employment agreement.

If we terminate Mr. Park’s agreement for cause, as defined in his employment agreement, or Mr. Park leaves his employment, we are obligated to pay Mr. Park’s salary through the end of the month in which such termination occurs.  If we terminate Mr. Park’s agreement other than for cause, Mr. Park is entitled to receive his salary and bonus for the remainder of his employment term.  In the event of his total disability, as defined in his employment agreement, Mr. Park will continue to receive his salary for the remainder of his employment term.  In the event of Mr. Park’s death, we are obligated to pay Mr. Park’s salary to his estate or designated beneficiaries for a period of twelve (12) months following his death.  In all events of termination, except by us other than for cause, Mr. Park is entitled to receive his bonus for such year pr o-rated for those months during which we employed him.  In all events of termination, except by us other than for cause, we are obligated to pay Mr. Park all amounts in his deferred compensation account, plus accrued interest, dividends and gains.

Upon a change of control, as defined in his employment agreement, (i) all outstanding unexercised options held by Mr. Park shall immediately vest and become exercisable and (ii) we are obligated to pay Mr. Park an amount equal to three (3) times his then current salary plus the annual bonus declared for the immediately preceding year (inclusive of any amounts of deferred compensation), but in no event shall such payment be in an aggregate amount greater than the maximum allowed pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.  Although the Board of Directors had considered amending Mr. Park’s employment agreement to be similar in form to the change in control provisions provided for the other executives of the Company (which were filed as exhibits to the Form 10-K filed on November 14, 2002), the Board determined subsequently not to amend such agreement.

Change of Control Agreements

On October 28, 2002 we executed change of control agreements to replace existing agreements with the following executive officers:  Thomas V. Gilboy; Walter F. Schneider; Daniel J. Pisano, Jr.; and Edward Ferris.  A form of the newly-adopted change of control agreement is attached as an exhibit to our Annual Report on Form 10-K for the fiscal year ended August 3, 2002.  The following summary of certain provisions of the change of control agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreements.  The terms of the new change of control agreements provide that, in the event of a change in control that results in the termination of the executive’s employment, we are obligated to pay to the executive two (2) times the sum of (i) the executive’s base salary, plus (ii) any b onus payable for the year immediately preceding the termination (or if no bonus was declared, the target bonus for the year of the termination), plus (iii) any amount credited to the executive as deferred compensation for the year immediately preceding the termination.  In addition, in the event of a termination following a change of control, we are obligated to pay to the executive an amount equal to the executive’s unvested balances in our profit sharing plan and 401(k) plan.  These change of control payments are conditioned upon the execution of a mutual release of claims, and must be made as soon as practicable (but no more than five (5) days) following the executive’s termination.

Upon a change of control termination, we are obligated to pay to the executive an amount equal to the executive’s unused vacation days and a pro-rata portion of the executive’s accrued but unpaid target bonus for the year in which the termination occurs.  In addition, upon a change of control termination, the executive may participate in our hospitalization, group health benefit and disability plans for eighteen (18) months from the date of the termination.  If our plans do not allow such participation, we are obligated to reimburse the executive for the cost of equivalent coverage.

If the payments to be received by an executive under a change of control agreement, together with any other perquisites or payments, are subject to excise taxes, we are obligated to make a gross-up payment equal to the total amount of all taxes imposed on the change of control payments, including income and excise taxes imposed on the gross-up payment.

The termination of an executive’s employment shall be deemed a change of control termination if such employment is terminated by us within twenty-four (24) months after a change of control, or the executive voluntarily terminates his employment, within twenty-four (24) months of a change of control, due to a decrease in the executive’s salary, bonus or benefits, or if we have substantially changed the executive’s duties, moved his work location by more than forty (40) miles or our principal business location has substantially changed.

While we believe these agreements are important to ensure the continued dedication of our key employees, the large payments required pursuant to these change of control agreements could unduly burden us or serve as a barrier to a potential acquirer.  This, in turn, could limit the ability of our shareholders to sell their shares at a favorable price.

Certain Relationships and Related Transactions

During fiscal year 2002, we paid Plus Ultra Incorporated a total of $319,176 in fees and expenses for organizational development and strategic planning consulting services.  The work was primarily performed by Edward Ferris, the President of Plus Ultra and Damien Park. Mr. Park is the son of Samuel E. Park, our Chief Executive Officer.  In July 2002, Mr. Ferris accepted a full-time position with us as Senior Vice President, Corporate and Organizational Development.

While Damien Park was associated with Plus Ultra, he received $96,513 out of the total fees paid to Plus Ultra. Damien Park, as President of the Hibernian Consulting Group, continued to act in a consulting capacity to the Company in the area of business planning at the rate of $16,800 per month until January 31, 2003.  For the period from July 2002 to January 31, 2003 we paid Hibernian Consulting a total of $130,200 for Damien Park’s consulting services.  Effective February 3, 2003, Damien Park has accepted a full-time position with us reporting to Edward Ferris with responsibility for Corporate Planning, with an annual base salary of $125,000.

We paid $279,218 in fees and reimbursement of expenses to Battalia Winston International Inc. during fiscal year 2002 in connection with executive recruiting services.  The Battalia Winston fees and expenses included reimbursement for travel and related expenses for prospective candidates for executive positions, as well as fees earned by a subcontractor of Battalia Winston for a search in Europe.  The Chief Executive of Battalia Winston, and one of its owners, is Dale Winston, the wife of Roger Winston, who was Chairman of our Board of Directors until November 2002.

We paid $22,793 of accounting fees with David Michael & Company P.C. during fiscal year 2002 for tax compliance services.  David Michael, one of our former directors, has an ownership interest in this accounting practice.

Stock Option and Compensation Committee Interlocks and Insider Participation

During the fiscal year ended 2002, the Stock Option and Compensation Committee of our Board of Directors was comprised of James Tiernan and Roger Winston.  Mr. Winston resigned in November 2002, and Edgar J. Smith, Jr. was appointed to the Stock Option and Compensation Committee in December 2002.  Except as set forth below, none of these individuals was at any time during the fiscal year ended 2002 or at any other time one of our officers or employees.  Prior to the resignation of Mr. Winston, he also served as Chairman of our Board of Directors.  Mr. Winston’s wife is the Chief Executive and one of the owners of Battalia Winston International Inc., an executive recruiting firm to which we paid fees during fiscal year 2002.  See “Certain Relationships and Related Transactions.”

None of our executive officers serves as a member of the Board of Directors or the compensation committee of any other entity, which has one or more executive officers serving as a member of our Board of Directors or compensation committee.

REPORT OF THE STOCK OPTION AND COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

The Stock Option and Compensation Committee (the “Compensation Committee”) of the Board of Directors generally determines our executive compensation policies.  During the fiscal year ended August 3, 2002, the Compensation Committee was comprised of two non-employee directors.  During the 2002 fiscal year, one of the members of our Compensation Committee resigned, leaving the Committee without a quorum.  After evaluating our performance and the performance of our executive officers, the remaining member of the Compensation Committee recommended and the Board of Directors subsequently ratified the fiscal 2002 year end bonus levels for the executive officers of the Company.  Set forth below is a report submitted by the Board of Directors addressing our compensation policies for the fiscal year ended August 3, 2002 as they affected our executive officers.  Subsequent to the date of this report, Messrs. Tiernan and Michael retired from the Board of Directors.

Compensation Philosophy

The goals of the executive compensation program are to attract, retain and award executive officers that contribute to our success.  Compensation opportunities are aligned with our business objectives.  The compensation programs are designed to motivate executive officers to meet annual corporate objectives and performance goals and enhance long-term shareholder value.

Working with the Company in designing and administering the executive compensation program, the Compensation Committee strives to balance short and long-term incentive objectives and use prudent judgment in establishing objectives and performance criteria, evaluating performance and determining actual incentive awards.  The Compensation Committee believes that stock ownership by executive officers is beneficial in aligning the common interests of management and shareholders to enhance shareholder value.

Components of Executive Compensation

The three components of our executive compensation program are base salary, annual bonus and stock option grants.  These three elements are structured by the Compensation Committee to cumulatively provide our executive officers with levels of total compensation consistent with our executive compensation philosophy described above.

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities of each executive.  Salary increases reflect competitive and economic trends, our overall financial performance and the performance of the individual executive.

Relationship of Company Performance to Executive Compensation

The Compensation Committee takes into account the executives’ performance in special projects undertaken during the past fiscal year, contribution to improvements in our financial situation, development of new products, marketing strategies, manufacturing efficiencies and other factors.  During the last year, the Compensation Committee focused particularly on the executives’ achievements with respect to the completion of the Company’s restatement of prior year’s financial statements, progress with respect to the Company’s SEC enforcement action against it, improvement in the Company’s working capital management, progress with respect to returning the Company to profitability and the development of a long-term strategic plan for the Company that provides a platform for growth and a return to shareholders.

Satisfaction of certain performance criteria (including initiative, contribution to overall corporate performance and managerial ability) is evaluated after informal discussions with other members of the Board and, for all of the executives other than Mr. Park, after discussions with Mr. Park.

Compensation of Chief Executive Officer

Mr. Park is employed under an employment agreement which expires on April 30, 2004.  The level of Mr. Park’s salary and bonus to which he is entitled for the fiscal year ended August 3, 2002 is set forth in his employment agreement.  The amount of Mr. Park’s annual bonus was based on Mr. Park’s management abilities in directing Del’s progress with respect to its previously announced legal, regulatory and financial reporting matters as well as continuing to develop Del’s business.  Pursuant to his employment agreement, his bonus is based on performance targets set by the Board of Directors.  The specific targets for the Company’s fiscal year ended August 3, 2002 are not disclosed herein because the Committee has determined that it is confidential business information the disclosure of which would have an adverse effect on the Comp any; however, such targets included the survival of the Company through its shareholder class action litigation, SEC enforcement action and the refinancing of its credit facility without having to reorganize the Company.

Mr. Park’s annual base salary for the fiscal year ended August 3, 2002 was $353,901.  The Committee believes that Mr. Park’s salary is reasonable in light of his outstanding leadership.  The Committee believes that Mr. Park’s compensation level reflects the Committee’s confidence in Mr. Park and the Company’s desire to retain his outstanding talent at the head of the Company.

Compensation of Executive Officers

In addition to the factors mentioned above, the Committee’s general approach in setting executive officer compensation is to seek to be competitive with other companies in our industry and to get the best talent for the management position.  In determining bonuses, the Committee reviews each executive officer’s achievement as well as the Company’s performance as a whole.

Stock options are awarded to the executives by the Compensation Committee. In determining the size of option awards for a particular executive officer, the Compensation Committee considers the amount of stock options previously awarded to other executive officers in a like position, the amount of unexercised stock options held by such executive in addition to the other compensation considerations discussed above.

The Compensation Committee feels that actions taken regarding executive compensation are appropriate in view of the individual and corporate performance.

In the event total compensation for any named executive officer exceeds the $1 million threshold at which tax deductions are limited under Internal Revenue Code Section 162(m), the Compensation Committee intends to balance tax deductibility of executive compensation with its responsibility to retain and motivate executives with competitive compensation programs.  As a result, the Compensation Committee may take such actions as it deems to be in the best interests of the stockholders, including:  (i) provide non-deductible compensation above the $1 million threshold; (ii) require deferral of a portion of the bonus or other compensation to a time when payment may be deductible by the Company; and/or (iii) modify existing programs to qualify bonuses and other performance-based compensation to be exempt from the deduction limit.

This report by the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

THE BOARD OF DIRECTORS (excluding Mr. Park, our Chief Executive Officer)

James Tiernan
Edgar J. Smith, Jr.
David Michael

Performance Graph

The following graph compares the yearly percentage change in the cumulative shareholder return on the Common Stock with The Nasdaq Market Index and the peer group index for the Standard Industrial Classification Code (“SIC Code”) 3844 for the period commencing August 2, 1997 and ending August 3, 2002.  The peer group for SIC Code 3844 (X-Ray Apparatus and Tubes) consists of 10 companies and includes:  American Science Engineering Inc., American Shared Hospital Services, Fischer Imaging Corp., Hologic Inc., Invision Technologies Inc., Novoste Corp., Photoelectron Corp., Schick Technologies Inc. and Swissray International Inc.  The graph assumes that $100 was invested on August 2, 1997 in the Common Stock and in each of the other indices and assumes monthly reinvestment of all dividends.

			ANNUAL RETURN PERCENTAGE
		Years Ending
Company Name / Index		1Aug98	31Jul99	29Jul00	28Jul01	3Aug02
DEL GLOBAL TECHNOLOGIES CORP		-3.66	-17.72	15.38	-86.13	161.54
NASDAQ U.S. INDEX		17.60	42.74	38.38	-44.70	-38.05
PEER GROUP		-23.19	-42.27	85.42	-46.12	3.87

	Base Period		INDEXED RETURNS
		Years Ending
Company Name / Index	2Aug97	1Aug98	31Jul99	29Jul00	28Jul01	3Aug02
DEL GLOBAL TECHNOLOGIES CORP	100	96.34	79.27	91.46	12.68	33.17
NASDAQ U.S. INDEX	100	117.60	167.86	232.28	128.44	79.56
PEER GROUP	100	76.81	44.35	82.23	44.31	46.02

This stock price performance graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

At the time this Report was prepared, the Audit Committee of the Board of Directors was comprised of the two directors named below.  Subsequent to the date of this Report, Messrs. Tiernan and Michael retired from the Board of Directors.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, recently updated which has been filed as Exhibit B to our Proxy Statement for our 2003 annual meeting of shareholders.

The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process.  As set forth in the Charter, our management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and its independent auditors for the year ended August 3, 2002, Deloitte & Touche LLP (“Deloitte”).  The Committee has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.  Finally, the Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and discussed with Deloitte that firm’s independence.  The Audit Committee also considered whether Deloitte non-audit services, including tax planning and consulting and the audit of our 4 01k benefit plan financial statements are compatible with maintaining Deloitte’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence.  Members of the Audit Committee rely without independent verification on the information provided to them on the representations made by management and the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended August 3, 2002 filed with the Securities and Exchange Commission.

This Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

David Michael
James Tiernan

SHAREHOLDERS PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission and with our By-laws.  Any such proposal for the 2003 annual meeting of shareholders must comply with applicable regulations and, to be eligible to be brought before the 2003 annual meeting, it must be received by the Secretary by 90 days prior to the 2003 annual meeting or the 10th day after the first public announcement of the 2003 annual meeting.

ANNUAL REPORTS

A copy of our annual report on Form 10-K has been mailed to each shareholder of record prior to the mailing of this Proxy Statement.  Such report is not part of our soliciting material.

METHOD AND COST OF PROXY SOLICITATION

Proxies may be solicited without additional compensation by our directors, officers, employees or agents by e-mail, the internet, web page, telephone, facsimile, telegram, in person or otherwise.

We will bear all costs related to the solicitation of proxies pursuant to this Proxy Statement, including the preparation, printing and mailing of proxy materials.  We have spent approximately $35,000 thus far in connection with the solicitation of proxies and estimate that we will spend a total of approximately $40,000 beyond what we would normally spend for the solicitation of proxies in connection with an annual meeting.

The Company has retained Georgeson to assist in soliciting proxies.  Georgeson will employ approximately 50 people in connection with the solicitation, at an approximate aggregate cost of $50,000 plus reimbursement for certain out-of-pocket expenses.

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS ESPECIALLY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

WE URGE YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY STEEL PARTNERS, EVEN AS A PROTEST VOTE AGAINST STEEL PARTNERS.

If you previously voted on an Steel Partners GOLD proxy card, you have every legal right to change your vote. You can do so simply by signing, dating and returning the enclosed WHITE proxy card.  A person giving any proxy has the power to revoke it (whether such proxy was solicited by the Board of Directors or by Steel Partners) at any time before the voting by submitting to the Company or to Steel Partners a written revocation or duly executed proxy card bearing a later date. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.  Please refer to “Proxies” on page 2 for a discussion of how to revoke your proxy.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the annual meeting.  However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas V. Gilboy
Secretary

EXHIBIT A

DEL GLOBAL TECHNOLOGIES CORP.

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

Although policies and procedures provide guidelines for actions, acceptable behaviors and key processes, at a most fundamental level they are about culture. For working environments are shaped to a large degree by the policy choices a company makes.

At Del Global Technologies Corp. (“Del Global” or the “Company”) the design of our policies and the choice of operating practices are motivated by the desire to create the type of working environment that will attract, retain and motivate high-performing employees.

We pay particular attention to style, and base choices on a trust paradigm rather than a control paradigm, and an expectation that employees will be responsible in behavior and actions.

Inherent to our policy and practice objectives is that Del Global clearly positions itself as a responsible employer who recognizes, respects and values the contributions of employees, and who can competitively attract and retain the type of talent and capability required to deliver the Company’s strategies.

Research has shown that, among other things, high performing employees are attracted by high standards, expectations and accountability, an environment of trust and respect, bureaucracy free practices, flexible work arrangements and priority-balancing support. These are the philosophic underpinnings of Del Global’s policies and practices.

These policies and procedures apply to all Del Global employees in the United States.1   Before you read them it is important for you to understand their purpose and significance. They are effective as of the date indicated at the foot of the policy and they, and all subsequent revisions, supersede and/or replace all policies and procedures issued previously.

We have included what policies we feel are most necessary at this time and will continue to revise policies and procedures as necessary.

In terms of the law, these policies and procedures cannot be considered or otherwise relied upon as terms and conditions of an employment contract with the Company.

We believe that every employee is an individual and that no general policy can, or should, dictate what must happen in every situation. Therefore, from time to time, situations or problems may arise which, the Company believes, require or deserve special handling, even though a policy published may indicate a different general rule.

___________________
1 The principles contained herein apply to all Del Global employees worldwide, although it is recognized that policies, practices and regulations vary on a country-by-country basis.

Because these policies and procedures can only summarize the benefits, policies and mutual responsibilities we share, we ask you to review it carefully. If you feel you need a more detailed explanation about any matter of special interest to you, please contact any manager or Human Resources.

It is important to remember that any and all of the policies, benefits and rules set forth herein may be changed, modified or terminated at any time at the sole discretion of any officer of the Company. Similarly, no exception or modification to any general policy, benefit or rule can be made without the written approval of a Corporate Officer.

Any waiver of the business conduct and ethics policies for executive officers or directors may be made only by the Board of Directors or a Board Committee and will be promptly disclosed to the extent required by law or stock exchange regulation.

This Code of Business Conduct and Ethics shall be construed in accordance with Federal and State laws and is part of the Company’s Corporate Policy and Procedures.

Section 1

Equal Employment Opportunity

General Policy on Equal Employment Opportunity

Del Global is committed to ensuring equal employment opportunity. All employment decisions, policies and practices are in accordance with applicable federal, state and local anti-discrimination laws.

The Company will not engage in or tolerate unlawful discrimination (including any form of unlawful harassment) on account of a person’s sex, age, race, color, religion, creed, sexual preference or orientation, marital status, national origin, ancestry, citizenship, military status, veteran status, handicap or disability or any other protected group or status. Moreover, our Company makes affirmative, good faith efforts to recruit and employ applicants and advance employees in accordance with our Affirmative Action Plans (as described in the Company’s Corporate Policy and Procedures).

This Policy applies to all of the Company’s officers, managers, employees and applicants. All such individuals are both protected under and restricted by this Code.

Sanctions for Violations of Del Global’s Equal Employment Opportunity Policy

Any officer, manager, employee, agent or non-employee who, after appropriate investigation, has been found to have unlawfully discriminated against, harassed or retaliated against another person will be subject to appropriate disciplinary and/or corrective action, up to and including termination of his or her employment or other relationship with our Company. Even if conduct does not constitute discrimination, harassment or retaliation in the legal sense, any manager, employee, agent or non-employee who engages in inappropriate behavior inconsistent with this Policy will be subject to discipline, up to and including termination of his or her employment or other relationship with our Company.

Section 2

Work Standards

Our Expectations and Your Responsibilities as our Employee

By accepting employment with our Company, you have a responsibility to our Company and to your co-workers to adhere to certain rules of behavior and conduct. The purpose of these rules is not to restrict your rights but rather to be certain that you understand what conduct is expected and necessary. When each person is aware that he or she can depend fully upon his or her co-workers to follow the rules of conduct, then our Company will be a better place to work for everyone. We expect our employees to:

•

Conduct yourself and all of your business activities ethically and honestly;

•

Approach your job responsibilities as well as the goals of the Company with enthusiasm, professionalism and self-confidence;

•

Promote goodwill by handling all contacts with all employees, customers, suppliers and vendors in a spirit of courtesy, cooperation and attentiveness;

•

Deal with all employees, customers, suppliers and vendors without regard to their sex, age, race, color, creed, religion, national origin, ancestry, citizenship, sexual preference or orientation, marital status, military status, veteran status, handicap or disability or membership in any other protected group;

•

Report to work physically and mentally fit for duty (e.g., free from the influence of either drugs or alcohol);

•

Report to work promptly and regularly, keeping absences, late arrivals and early departures to a minimum;

•

Provide appropriate notice of an unavoidable absence or lateness in accordance with established policy;

•

Perform your job responsibilities efficiently and thoroughly;

•

Remain actively engaged in the performance of your job responsibilities throughout the entire workday;

•

Perform your job responsibilities prudently and carefully, observing all health, safety and security rules at all times;

•

Protect the confidentiality of information that you acquire in the course of your employment and which is not generally accessible to the public;

•

Avoid engaging in any conduct that could create an actual or potential conflict of interest;

•

Safeguard Company property to prevent its damage, loss, misuse or theft;

•

Report accidents, injuries (whether your own, a co-worker’s or otherwise), fire, theft or other unusual incidents immediately after occurrence or discovery;

•

Follow all established Company policies, rules and procedures as well as the specific instructions of your manager;

•

Refrain from using Company property, services or supplies for personal reasons;

•

Provide complete and honest information in connection with all pay, time, business, expense and employment records; and

•

Ensure that your personal appearance, oral communication and physical conduct are consistent with high standards of professionalism and propriety.

Confidentiality

In the course of performing your duties, you may, from time to time, be placed in a position of trust and confidence in which you receive or contribute to the creation of confidential and/or proprietary information relative to the operations of Del Global and/or any of its affiliates.

This confidential and/or proprietary information includes, but is not limited to: business, marketing, legal and accounting methods, policies, plans, procedures, strategies and techniques; information concerning our Company’s earnings and methods for doing business; research and development projects, plans and results; trade secrets (e.g., formulas, methods, processes and specifications) and technical information; trademarks; the names and addresses of the Company’s employees, suppliers, vendors, customers and potential customers; customer lists; pricing, credit and financial information; and any other data or information relating to the business of Del Global and/or its affiliates which is not generally known by and readily accessible to the public.

You may not use or disclose this confidential and/or proprietary information during your employment with us or after your employment with us has ended, except as necessary in the course of performing your job responsibilities for Del Global and in furtherance of our Company’s interests. The use or disclosure of confidential and/or proprietary information in violation of this Policy will result in appropriate disciplinary action, up to and including termination of your employment with our Company. In particular, all incoming calls or inquiries received concerning the Company’s business activities must be referred to the appropriate process owner of the activity/matter in question.

If in doubt, please refer to any members of the management team for clarification. In addition, you should never discuss confidential information regarding the Company or its business activities in elevators, hallways, restaurants or any other public place where you may be overheard by others.

This policy in no way supersedes any agreements which you sign prior to employment and/or once employed regarding confidentiality, specifically as it relates to trade secrets, patents, and trademarks, or other proprietary information.

All employees are required to sign a confidentiality agreement and an invention disclosure at the point of hire.  Copies of these documents are attached to Del Global’s Corporate Policy and Procedures.

Intellectual Property

Intellectual property rights are an important means of differentiating Del Global’s products from those of competitors. It is Del Global’s policy to protect its intellectual property, patents, trademarks, copyrights, trade secrets, proprietary software, mask rights, know-how, and show-how.

Del Global will determine whether to secure patents and trademark registrations in the United States and foreign countries by balancing the cost of such activity against the commercial value that such patents and trademark registrations may bring to the business. Del Global’s products and literature should be appropriately marked to reflect the Company’s intellectual property interests.

Del Global will respect the intellectual property rights of others and avoid the infringement of those rights. Managers should assure the avoidance of intellectual property infringement prior to commencing manufacture, use, or sale of any new or redesigned product that may infringe the rights of others.

A Company officer should approve all adaptations of a new trademark, service mark, or trade name or a new use or territory for an existing trademark, service mark, or trade name. Managers should notify a Company officer immediately of any notice or claim of infringement of the intellectual property rights of others.

Confidentiality Agreements (Non-Disclosure, Proprietary Information and Secrecy)

Customers, suppliers or other third parties must sign a Confidentiality Agreement before any confidential or non-published information relating to the Company’s products and other business related matters may be disclosed to them. A standard agreement is on file in the office of the CEO.

This agreement states that the party agrees (1) not to disclose and to hold in confidence and (2) not to use for its own purposes any and all Company information, drawings and other material disclosed to it. Depending on the situation, an agreement is required for:

•

Joint research and study;

•

Visitors to Company for purposes of observing or learning;

•

Disclosures of Company information to suppliers or customers; and

•

Businesses that must receive certain proprietary information in order to perform services for Company.

In these cases, it is important to realize that a purchase order does not contain terms and conditions requiring that the business keep the information confidential. Often Company employees are asked to sign similar secrecy agreements when visiting other companies, since such companies have the same concerns as we. For this purpose, the Company has designed a standard agreement that is usually acceptable.

Ideas Submitted by Outsiders

We are constantly striving to establish our Company as a technological leader in the minds of the industries we serve. As a natural result, we can expect to receive a wide range of technical, business and advertising or other suggestions from outsiders. The person making these suggestions may have expectations of remuneration or may offer the suggestion “for free.” Regardless of the expectations, it is necessary that we give prompt and courteous treatment to all ideas submitted by outsiders.

Employees should firmly decline to receive or discuss ideas, drawings, sketches, designs or plans submitted from outside the Company. If ideas are received through the mail, the envelope and material should be immediately forwarded to the office of the President, together with a notation of the date received and the name of the employee who received it. While it may be difficult to prevent oral disclosures, they should be discouraged and the submitter should be instructed to write to the President, Del Global Technologies Corp.

Inventions

One of the most important aspects of our Company’s growth is the application of our employees’ creative imagination to develop new products and processes as well as improve present products.

The creative work of our employees is a valuable asset and is represented in many forms. The “invention” is one form, subject to special consideration and protection under the patent laws of the United States and other countries. It is the Company’s policy to encourage prompt disclosure of inventions and to seek patent protection where appropriate. Invention disclosures should be prepared and submitted to the office of the President.

All inventions, together with all patents and any other legal rights in connection with any Inventions whether made by employees, in the United States of America or any other country, shall be the property of the Company, as outlined in the Company’s confidentiality policy.

Business Ethics and Conflicts of Interest

A basic principle of ethical business conduct requires that each employee of Del Global support positively, both on and off the job, our Company’s business activities. One important way we satisfy this responsibility is to ensure that our business dealings are never influenced by - or even appear to be influenced by - our own personal interests.

More specifically, and by way of example only, you may not directly or indirectly, during your employment with us:

•

Work for, be associated with, provide any services or materials to or receive any compensation from any competitor of the Company.

•

    Have any financial interest in any customer, potential customer, competitor, supplier or vendor of the Company.2

________________________
2  This provision does not preclude an employee from owning less than five-percent (5%) of the stock of a publicly traded company.

•

Work for, be associated with or provide any services or materials to any customer, potential customer, supplier or vendor of the Company, other than on behalf of the Company in the course of your employment with the Company.

•

Solicit any gifts, money, services or anything else of value from any competitor, customer, potential customer, supplier or vendor of the Company.

•

Accept any gifts, money, services, or anything else of value from any competitor, customer, potential customer, supplier or vendor of the Company.

•

Engage in any other outside employment, independent consulting or volunteer activity that may interfere or conflict with your duties and responsibilities to our Company, regardless of its nature.3

 •

Use the Company name for any outside activities including sponsorship of athletic teams, support for charitable organizations and/or conducting business with outside entities without the approval of a Company officer.

While this Policy does not preclude employees from socializing with customers, competitors, suppliers and vendors, employees must not violate any of the preceding prohibitions in connection with such socializing. Employees also must be careful to avoid the appearance of a conflict of interest.

If you have any question as to whether an outside employment or activity may create an actual or apparent conflict of interest and/or interfere with your responsibilities to our Company, you are encouraged to check with a member of the management team. By checking first, you protect not only the Company, but also yourself.

All employees have an obligation to report any actual or suspected violations of Company policies and procedures or applicable local, state, and federal laws and regulations. Employees are encouraged to report such actual or suspected violations to their managers. If an employee is not comfortable, for any reason, reporting such violations to his or her manager, Del Global also offers a twenty-four hour confidential hotline (1-866-319-7405) that allows for anonymous reporting.

Del Global is committed to objectively investigating all reports under the direction of its Compliance Officer4 and appropriate action shall be taken. Violations of this Policy are cause for immediate discharge.

All employees are asked to attest that they have read and understand that the Company has zero tolerance for violations of this Policy, and their obligations therein.

Government Contracts - Ethics and Compliance

Del Global is committed to the highest standards of integrity. This means that Del Global is dedicated to conducting business in an ethical manner and in compliance with all applicable laws and regulations. All employees should understand that improper activities could damage Del Global’s reputation and result in serious adverse consequences for both the Company and the individuals involved.
_________________________

3   Additional information on outside employment is discussed below.

4   Elizabeth Lally; (914) 686-3600, elally@delglobaltech.com.

Moreover, all employees should avoid practices that may create even an appearance of impropriety. The purpose of this policy is to affirm required standards of conduct.  Del Global emphasizes that this fundamental commitment to conducting business in an ethical manner and in compliance with all applicable laws and regulations is especially significant with respect to contracts involving the United States Government. When Del Global is awarded a government contract or subcontract, or when Del Global awards a subcontract or purchase order under a government contract, the Company has an obligation to the public and the nation to fully comply with government contracting laws and regulations, as well as the highest standards of integrity.

Del Global is dedicated to ethical and legal conduct, as described below:

Del Global and its employees are obligated to comply with Company policies and procedures as well as applicable local, state, and federal laws and regulations. This obligation includes, but is in no way limited to, the following:

•

Pursuant to the Federal Bribery and Gratuities Statute, all employees are prohibited from giving, offering, or promising anything of value to a government official in order to influence an official act or to reward an official act.

•

Pursuant to the Federal Acquisition Regulation, all employees are prohibited from giving or offering anything of value to a government official with the intent to obtain a government contract or favorable treatment under a government contract.

•

Pursuant to the Federal Anti-Kickback Act and the Federal Acquisition Regulation, all employees are prohibited from providing, attempting to provide, or offering and soliciting, accepting, or attempting to accept any “kickback.” A kickback is anything of value provided to a prime contractor, prime contractor employee, subcontractor, or subcontractor employee for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime government contract or in connection with a subcontract under a prime government contract.

•

In order to avoid even an appearance of impropriety, all employees are prohibited by Del Global’s policy from accepting for personal use or consumption any item of value, of any sort from any employee or representative of any current, former, or anticipated future vendor or subcontractor.

Del Global will not tolerate any violations of Company policies and procedures or applicable local, state, and federal laws and regulations.

Any infraction of this Government Contracts Ethics and Compliance Policy is subject to disciplinary action, up to and including termination, and may result in criminal and/or civil consequences for the individuals involved.

All employees have an obligation to report any actual or suspected violations of Company policies and procedures or applicable local, state, and federal laws and regulations. Employees are encouraged to report such actual or suspected violations to their managers.  If an employee is not comfortable, for any reason, reporting such violations to his or her manager, Del Global also offers a twenty-four hour confidential hotline (1-866 319-7405) that allows for anonymous reporting.

Del Global is committed to objectively investigating all reports under the direction of its Compliance Officer5 and appropriate action shall be taken.

In the event an employee believes that a report will not or has not been acted upon appropriately; he or she may also contract the Department of Defense directly through their Hotline (1-800-424-9098).

All employees are asked to attest that they have read and understand that the Company has zero tolerance for violations of this Code, and their obligations therein.

Reporting Business Abuses

Del Global is fully committed to the highest standards of integrity.

Compliance with the law is Company policy, and Del Global and its employees are obligated to conduct business in an ethical and legal manner, with due regard for compliance with applicable laws, regulations, as well as Company policies and procedures.

Employees should report suspected or observed violations of laws, regulations, Company policies, or Company procedures, including when in doubt about the best course of action in a particular situation, to their supervisors, managers or other appropriate personnel whenever possible. Del Global recognizes, however, that there may be situations when an employee is reluctant to report allegations of wrongdoing to his or her direct manager, particularly if the employee suspects that the manager is involved in the wrongdoing. As part of the Company-wide Compliance Program, and to encourage open and honest communication, Del Global has established a toll-free Confidential Hotline for employees to use to report suspected violations of laws, regulations, Company policies, or Company procedures.

The Hotline Number is:  1-866 319-7405

Examples of activities that would be appropriate to report on the Confidential Hotline include, but are in no way limited to:

•

Violations of laws, regulations, or Company policies prohibiting bribes, gratuities, or kickbacks;

•

Discrimination or sexual harassment; or

•

Substance Abuse.

Del Global has engaged Pinkerton Services Group, AlertLine® Communications Services, to operate the Confidential Hotline. AlertLine® offers a state-of- the-art response center available twenty-four hours a day, seven days a week to receive calls. Calls are received by highly qualified, skilled, and trained Communication Specialists. All calls are handled with the strictest confidence, and procedures are in place to protect the anonymity of callers. No call tracing, tracking, or recording devices are employed. Each caller is assigned a unique control number to afford the caller an opportunity to report additional information and/or receive a status on the disposition of the matter. A report of each call will be forwarded to Del Global’s Compliance Officer within twenty-four hours of receipt of the call. If necessary, the Compliance Officer can be notified immediately.

__________________________

5Elizabeth Lally; (914) 686-3600, elally@delglobaltech.com.

When a report of suspected wrongdoing is received, the Compliance Officer will initiate an investigation. All reports of suspected wrongdoing will be promptly, thoroughly, and objectively investigated. A case will not be closed until:

•

A thorough and objective investigation has been conducted;

•

Any problem disclosed has been addressed and corrected;

•

Disciplinary action has been evaluated and imposed, if appropriate; and

•

Disclosure of wrongdoing has been made, if appropriate.

Del Global recognizes that confidentiality, if desired and to the highest degree possible, is critical to the effectiveness of the Confidential Hotline. To that end, the Company is committed to the following provisions:

•

All reports will be handled in confidence;

•

Retribution against good faith callers will not be tolerated;

•

Reports can be made anonymously; and

•

Access to reports will be limited to those Company officials involved in the investigation, their external advisors if appropriate, and government or regulatory bodies with jurisdiction for the complaint area.

Outside Employment

As set forth in our policy on Business Ethics and Conflicts of Interest, an employee cannot engage in any outside employment (or other activity) that may interfere or conflict with his or her duties and responsibilities to our Company. For this reason, outside employment is generally discouraged.

The Company reserves the right, in its sole discretion, to prohibit outside employment if such employment interferes with their ability to perform for our Company or if their outside employment is with a competitor of our Company or is in violation of our policy on Business Ethics and Conflicts of Interest.

Insider Trading

Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business.  All non-public information about the Company should be considered confidential information.  To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal.  If you have any questions, please consult the Company’s legal counsel.

Record-Keeping

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions.  For example, only the true and actual number of hours worked should be reported.

Many employees regularly use business expense accounts, which must be documented and recorded accurately.  If you are not sure whether a certain expense is legitimate, ask your supervisor.  Rules and guidelines are available from the Accounting Department.

All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirements and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

The Company requires that its Chief Executive Officer and its Chief Financial Officer make full, fair, accurate, timely and understandable disclosure in all periodic reports filed or submitted by the Company to the Securities and Exchange Commission and in any other public communications made by the Company.

Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood.  This applies equally to e-mail, internal memos, and formal reports.  Records should always be retained or destroyed according to the Company’s record retention policies.  In accordance with those policies, in the event of litigation or governmental investigation please consult the Company’s legal counsel.

Compliance with Laws, Rules and Regulations

All employees must respect and obey the laws of the cities, states and countries in which Del Global operates.  Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

EXHIBIT B

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is appointed by the Board of Directors to assist in monitoring:

1.

The integrity of the Company’s financial reporting;

2.

The Company’s compliance with legal and regulatory requirements regarding financial reporting practices; and

3.

The independence and performance of the Company’s independent accountants, the performance of the Company’s internal audit function, and the performance of the Company’s financial management.

COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be appointed by the Board of Directors and shall be comprised of two or more Directors (as determined from time to time by the Board of Directors), each of whom shall meet the independence requirements of the applicable nationally traded stock exchange.  At least one member of the Audit Committee shall have accounting or related financial management expertise and each member of the Audit Committee shall be financially literate, as such qualifications are interpreted by the Board of Directors in its business judgment.  No member of the Audit Committee shall receive any compensation from the Company other than director’s fees and fees for attending Committee meetings.  No member of the Audit Committee shall serve on more than three public company audit committees without the prior approval of the Board of Directors.

AUTHORITY

The Audit Committee can retain special legal, accounting or other consultants to advise it.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.  The Audit Committee can authorize payments (1) to the independent accounting firm for performance of the audit and (2) of any charges of advisers employed by the Audit Committee.

RESPONSIBILITIES

The Audit Committee is directly responsible for oversight of the Company’s independent accountants in connection with the preparation or issuing of an audit report or related work.  In this capacity, the Audit Committee is directly responsible for the following:

1.

Oversight of all work of the independent accountants including resolution of any disagreements between the public accountants and management.

2.

The appointment or removal of the independent accountants.  The appointment may be by way of designation of the independent accountant to be proposed for shareholder ratification at a meeting of shareholders.

3.

The compensation of the independent accountants including authorization and approval of their fees and the terms and conditions of their engagement letter.

4.

The independent accountants will report directly to the Audit Committee.

THE INDEPENDENT ACCOUNTANTS

The Audit Committee shall obtain confirmation and assurance as to the independent accountants’ independence and compliance with Section 10A of the Securities Exchange Act of 1934.  In this connection, the Audit Committee shall pre-approve all audit and non-audit services performed by the independent accountants for the Company provided, however, that no service in the following categories shall be pre-approved:

1.

Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.

Financial information systems design and implementation;

3.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.

Actuarial services;

5.

Internal audit outsourcing services;

6.

Management functions or human resources;

7.

Broker or dealer, investment adviser, or investment banking services;

8.

Legal services and expert services unrelated to the audit; and

9.

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible for an accounting firm that audits the Company’s financial statements.

The prohibition on pre-approval shall not apply to a service specifically exempted by the Public Company Accounting Oversight Board.

The pre-approval requirement may be waived with respect to the provision of a non-audit service if: (i) the service is not in a category ineligible for pre-approval; (ii) the aggregate amount of all such services is less than 5% of the total payments by the Company to the independent accountant during the fiscal year in which the non-audit service is provided; (iii) such service is not recognized by the Company at the time of engagement to be a non-audit service and such service is promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

Any approval by the Audit Committee of a non-audit service shall be communicated promptly to the Chief Executive Officer or Chief Financial Officer so that it may be disclosed to investors in the next periodic report filed pursuant to Section 13 of the Exchange Act.

The Audit Committee may delegate to one or more of its designated members the authority to grant pre-approvals of non-audit services.  Decisions of any member to whom authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

The Audit Committee shall receive attestations and reports from the independent accountants on the assessment made by the management of the Company of the effectiveness of the internal control structures and procedures of the Company for financial reporting.  Such attestations shall not be the subject of a separate engagement.  The Audit Committee shall periodically review with the independent accountants and the Company’s internal auditor the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

The independent accountants shall report periodically to the Audit Committee (1) all critical accounting policies and practices to be used by the Company; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative treatments and the treatment preferred by the independent accountant; and (3) all other material, written communications between the independent accountants and management of the Company, such as any management letter or schedule of unadjusted differences.  These matters shall be reported to the Audit Committee in a timely manner to facilitate its review of the Company’s annual and quarterly statements.

At least annually, the Audit Committee shall obtain and review a report by the independent accountants describing:  the independent accountant’s internal quality control procedure; any material issues raised by the most recent quality control review or review by the Public Company Accounting Oversight Board of the independent accountant or any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the firm, any steps taken to deal with such issues and any rotation of the lead audit partner as required by law.

ANNUAL AUDITED FINANCIAL STATEMENTS

The Audit Committee shall review the Company’s annual audited financial statements with management and the independent accountants.  In connection with such review, the Audit Committee shall:

1.

Discuss with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

2.

Discuss with the independent accountants the matters relating to the conduct of the audit that are required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, and as may be further modified or supplemented, including the following:

(a)

The level of responsibility assumed by the independent accountants under Generally Accepted Accounting Principles regarding the Company’s internal control structure and whether the financial statements are free from material misstatement.The term

(b)

The quality of the accounting principles used in financial reporting.

(c)

Changes in accounting or auditing policies or their application, including resolution of any significant reporting or operational issues affecting the financial statements.

(d)

The existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

(e)

Any adjustments arising from and any problems encountered in the course of the independent accountant’s audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any internal control recommendation letter provided by the independent accountants, and management’s response to such letter.

(f)

The independent accountant’s responsibility for information prepared by management of the Company that accompanies the Company’s financial statements and information in documents containing audited financial statements of the Company, any procedures performed with respect thereto and the results.

(g)

The independent accountant’s views about significant auditing and accounting matters that were the subject of the Company’s consultation with other accountants.

(h)

Any major issues that were discussed between the Company’s management and the independent accountants in connection with the initial or recurring retention of such accountants, including, among other matters, any discussions regarding accounting principles and auditing standards.

3.

Recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

QUARTERLY FINANCIAL STATEMENTS

The Audit Committee shall review with management and the independent accountants the Company’s quarterly financial statements in advance of quarterly earnings releases, including those matters described in SAS 61 identified during the interim financial review, if applicable, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained in periodic reports filed with the SEC.  The Audit Committee shall discuss with management earnings press releases and earnings guidance provided to analysts, if any.

MISCELLANEOUS

In furtherance of the foregoing responsibilities, the Audit Committee shall:

1.

Review, evaluate and report to the Board at least annually on the performance of the independent accountants and the internal auditor.

2.

Meet at least quarterly in separate executive session with each of the chief financial officer, the internal auditor and the independent accountants.

3.

Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.

Review with management and the independent accountants any correspondence with regulatory or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.

Review periodically with the Company’s Chief Executive Officer or Chief Financial Officer (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

6.

Discuss with the Company’s management policies with respect to risk assessment and risk management.

7.

Set hiring policies for employees or former employees of the independent accountant.

8.

Report regularly to the Board of Directors with respect to Audit Committee activities.

9.

Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

10.

Review and reassess, at least annually the performance of the Audit Committee, the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  It is management’s responsibility to prepare the Company’s financial statements and to determine that such financial statements are complete, accurate and in accordance with generally accepted accounting principles.  It is the responsibility of the independent auditors to plan and conduct audits and to assist management in determining that the financial statements are complete, accurate and in accordance with generally accepted accounting principles.  Nor, except as expressly set forth herein, is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company’s corporate policies.

EXHIBIT C

STOCK OPTION AND COMPENSATION COMMITTEE CHARTER

Purpose

The Stock Option and Compensation Committee (“Compensation Committee”) is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s directors, officers and executives.  The Committee has overall responsibility for approving and evaluating the director, officer and executive compensation, plans, policies and programs of the Company.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Committee Membership

The Compensation Committee shall consist of no fewer than two members.  Each person serving on the Compensation Committee shall be a member of the Board.  The members of the Compensation Committee shall (i) meet the independence requirements of any applicable nationally recognized stock exchange, (ii) be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended and (iii) be “non-employee directors” as defined under Section 16b-3 under the Securities Exchange Act of 1934, as amended.

Committee Authority and Responsibilities

1.

The Compensation Committee shall annually review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation levels based on this evaluation.  In determining the long-term incentive component of CEO compensation, the Compensation Committee may consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, as well as at other companies with which the Company competes for executive talent, and the awards given to the CEO in past years.

2.

The Compensation Committee shall annually review and make recommendations to the Board with respect to (a) the compensation of all directors, officers and other executives, including incentive-compensation plans and equity-based plans; (b) any employment agreements, severance arrangements, or change in control agreements/provisions; and (c) any special or supplemental benefits.  The Compensation Committee shall also administer the Company’s stock option plans and other equity-based plans.

3.

The Compensation Committee may form and delegate authority to subcommittees when appropriate.

C-1

4.

The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms.  The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

5.

The Compensation Committee shall make regular reports to the Board.

6.

The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.  The Compensation Committee shall annually review its own performance.

C-2

EXHIBIT D

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the Corporate Governance Guidelines applicable to the Company and (3) to take a leadership role in shaping the corporate governance of the Company.

Committee Membership and Qualifications

The Committee shall consist of no fewer than two persons each of whom shall be a member of the Board.  Each member of the Committee shall qualify as an independent director under criteria established by the applicable nationally recognized stock exchange from time to time.

The members of the Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.

The Committee shall identify individuals qualified to become board members for recommendation to the Board.  The Committee shall also recommend to the Board members for the other Board Committees.

2.

The Committee shall review with the Board on an annual basis the skills and characteristics that it seeks in new Board members as well as those of the Board as a whole.

3.

The Committee shall have oversight of the evaluation of the Board and management.  The Committee shall lead the annual review of the Board, receive comments from all directors and report annually to the Board with an assessment of the Board’s performance.  This report will be discussed with the Board following the end of each fiscal year.

4.

The Committee will report annually to the Board on succession planning.

5.

The Committee shall develop and recommend to the Board corporate governance guidelines for the Company, periodically review and reassess their adequacy and recommend any proposed changes to the Board for approval.

6.

The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.  The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

7.

The Committee may form subcommittees and delegate authority to them when appropriate.

8.

At the beginning of each year, the Committee shall establish a schedule of meetings and agenda items which shall be furnished to all Directors.

D-1

9.

The Committee shall make regular reports to the Board.

10.

The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.  The Committee shall annually review its own performance.

D-2

EXHIBIT E

DEL GLOBAL CORPORATE GOVERNANCE GUIDELINES

The Role of the Board and Management

          The Board of Directors oversees the management of the Company and its business. The Del Global Board of Directors represents the interests of the Company’s stockholders, the owners of the corporation, in optimizing long-term value by providing the Company guidance and strategic oversight on the stockholders’ behalf.  The paramount duty of the Board of Directors is to select a well-qualified and ethical Chief Executive Officer (CEO) and to diligently oversee the CEO and other senior management in the operation of the corporation.

          Specific responsibilities of the Board include:

•

Selects, compensates, and evaluates the Chief Executive Officer and plans for management succession.

•

Oversees appointment, retention, and compensation of qualified senior executives.

•

Reviews and approves the company’s strategic plan and the annual operating plans, budget, and corporate performance.

•

Advises management on significant issues facing the Company.

•

Reviews and approves significant corporate actions.

•

Oversees the financial reporting process, communications with external stockholders, and the corporation’s legal and regulatory compliance program.

•

Approves executive compensation plans each year.

•

Nominates directors and oversees effective corporate governance.

Director Qualifications

Directors should possess the highest personal and professional standards; possess high values and always act with integrity; show good judgment and make sound decisions while representing the long-term interest of shareholders.  The Company endeavors to have a well-rounded board that can provide industry-specific guidance, financial oversight and direction, legal and regulatory supervision and business development in the areas that are relevant to the company’s global activities.  The Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole.  Nominees for directorships will be identified and recommended by the Nominating and Governance Committee in accordance with the policies and principles in its Charter.

In addition to bringing relevant experience to the board, directors must be willing to devote enough time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time.

Independence of Directors

A substantial majority of Del’s directors will be independent directors.  The Board shall affirmatively determine that an independent director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).  Additionally, in order to improve the Company’s effective governance, the position of CEO will be separated from that of Chairman.

It is important for investors to have confidence that individuals serving as independent directors do not have a relationship with the company that would impair their independence.

Board Meetings and Committees

The Board of Directors will meet at least four times per year at which time the Board will review and discuss reports by management on the performance of the Company, its strategy and any immediate matters facing the Company.  Directors are expected to attend all scheduled board and committee meetings.  In addition to regularly scheduled full-board meetings, the independent directors of the board will meet at least twice each year without management.

Directors are expected to review and devote appropriate time to studying board materials.  Materials for meetings are generally delivered five to seven days in advance of each Board and committee meeting.

Del has established an (a) audit; (b) stock option and compensation committee; and (c) nominating and corporate governance committee.  All three committees consist solely of independent directors and each committee will have a Board-approved written charter detailing its responsibilities.

Directors are expected to attend in person all regularly scheduled committee meetings.  Participation by telephone is permitted in difficult circumstances.

Code of Conduct

Del’s basic principle of ethical business conduct requires that each employee, executive officer and director support positively, both on and off the job, the Company’s core business values.  One important way the Company satisfies this responsibility is to ensure that our business dealings are never influenced by – or appear to be influenced by – our own personal interests.  During fiscal year 2002 Del’s management developed a comprehensive corporate policies and procedures manual to ensure standards of conduct and reliable reporting practices.  All employees and directors of Del are required to acknowledge their understanding of and adherence to Del’s (a) business ethics and conflicts of interest policy, (b) government contracts – ethics and compliance policy and (c) reporting business abuses policy.  The board will not permit any waiver of the business ethics and conflicts of interest policy for any executive, officer or director.  If a conflict arises for a director, the director shall promptly inform the CEO and the presiding director.  If a significant conflict arises and cannot be resolved, the director should resign.

Reporting of Concerns

Anyone who has a concern about Del’s conduct or about the company’s accounting, accounting controls or auditing functions may communicate that to management, non-employee directors,  or the audit committee.  We recognize, however, that there may be situations when an individual is reluctant to report allegations of wrongdoing to any of these individuals/groups.  As part of our company-wide compliance program, and to encourage open and honest communication, Del Global Technologies has established a toll-free confidential hotline for employees to use to report suspected violations of laws, regulations, company policies, or company procedure.  Del has engaged Pinkerton Service Group, AlertLine® Communications Service to operate this toll-free confidential hotline (866) 319-7405.  A report of each call is forwarded to Del Global’s compliance officer, Elizabeth Lally, within twenty-four hours of receipt of the call.  When a report of suspected wrongdoing is received, the compliance officer will initiate and supervise an investigation. Should the allegation concern the CEO, the compliance officer will immediately report this to the presiding non-executive director, who will thereafter initiate and supervise the investigation.

Orientation and Continuing Education

Within two months of joining the board, each new director will participate in an orientation program to assist in familiarizing them with Del’s business and their responsibilities as directors.  The orientation program will address at a minimum an overview of Del’s business, industry trends, key corporate performance metrics, strategic goals, risks, operating activities, introduction to the company’s workforce and its business ethics and conflicts of interests policy.  Del supports directors’ periodic participation in continuing education programs to assist them in performing their board responsibilities.  In addition, the company conducts in-house director education programs on relevant topics.

Director Access to Officers and Employees

Directors have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Secretary or directly by the director.  The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the Company.

The Board welcomes regular attendance at each Board meeting of senior officers of the Company.  If the CEO wishes to have additional Company personnel attendees on a regular basis, this suggestion should be brought to the Board for approval.

Director Compensation

The form and amount of director compensation will be determined by the Stock Option and Compensation Committee in accordance with the policies and principles set forth in its charter, and the Stock Option and Compensation Committee will conduct an annual review of director compensation.  The Stock Option and Compensation Committee will consider that directors’ independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

EXHIBIT F

DEL GLOBAL TECHNOLOGIES CORP.

2003 EQUITY INCENTIVE PLAN

1.

Purpose.  The purpose of the Del Global Technologies Corp. 2003 Equity Incentive Plan (the “Plan”) is to provide (i) officers and key employees of Del Global Technologies Corp. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) members of the Board of Directors of the Company (the “Board”), with the opportunity to acquire shares of the Common Stock of the Company (“Common Stock”) or receive monetary payments based on the value of such shares or upon the satisfaction of other performance criteria intended to enhance the value of such shares.  The Company believes that the Plan will enhance the incentive for Participants (as defined in Section 3) to contribute to the growth of the Company, thereby benefiting the Company and the Company’s shareholders, and will align the economic interests of the Participants with those of the shareholders.

2.

Administration.

(a)

Committee.  The Plan shall be administered and interpreted by a compensation committee (the “Committee”).  The Committee may consist of two or more members of the Board who are “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or such other members of the Board.

(b)

Authority of Committee.  The Committee has the sole authority, subject to the provisions of the Plan, to (i) select the employees and other individuals to receive Awards (as defined in Section 4) under the Plan, (ii) determine the type, size and terms of the Awards to be made to each individual selected, (iii) determine the time when the Awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting and the acceleration of exercisability and vesting with respect to each individual selected, and (iv) deal with any other matter arising under the Plan.  The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination that it deems necessary or desirable for the administration of the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable.  Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.  All powers of the Committee shall be executed in its sole discretion and need not be uniform as to similarly situated individuals. Any act of the Committee with respect to the Plan may only be undertaken and executed with the affirmative consent of at least two-thirds of the members of the Committee.

(c)

Responsibility of Committee.  No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee of the Company.  The Company shall indemnify members of the Committee and any employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties under the Plan, except in circumstances involving his or her bad faith, gross negligence or willful misconduct.

3.

Participants.  All employees, officers and directors of the Company and its subsidiaries (including members of the Board who are not employees), as well as consultants and advisors to the Company or its subsidiaries, are eligible to participate in the Plan.  Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the employees, officers, directors and consultants and advisors who may participate in the Plan (“Participants”).  Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion, and designation as a person to receive Awards in any year shall not require the Committee to designate such a person as eligible to receive Awards in any other year.

4.

Types of Awards.  Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, (d) Deferred Stock Units, and (e) Performance Awards (each as described below, and collectively, “Awards”).  Awards may constitute Performance–Based Awards, as described in Section 10.  Each Award shall be evidenced by a written agreement between the Company and the Participant (an “Agreement”), which need not be identical between Participants or among Awards, in such form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any Agreement, the provisions of the Plan shall prevail.

5.

Common Stock Available under the Plan.  The aggregate number of shares of Common Stock that may be subject to Awards shall be 300,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof.  The maximum number of shares of Common Stock with respect to which Awards may be granted to any individual Participant in any one calendar year shall be 100,000 shares.  Any share of Common Stock subject to an Award that for any reason is cancelled or terminated without having been exercised or vested shall again be available for Awards under the Plan; provided, however, that any such availability shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and shall not apply for purposes of determining the maximum number of shares subject to Awards that any individual Participant may receive.

6.

Stock Options.  Stock Options will enable a Participant to purchase shares of Common Stock upon set terms and at a fixed purchase price.  Stock Options may be treated as (i) “incentive stock options” within the meaning of Section 422(b) of the Code (“Incentive Stock Options”), or (ii) Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”).  Each Stock Option shall be subject to the terms, conditions and restrictions consistent with the Plan as the Committee may impose, subject to the following limitations:

(a)

Exercise Price.  The exercise price per share (the “Exercise Price”) of Common Stock subject to a Stock Option shall be determined by the Committee and may not be less than the Fair Market Value (as defined in Section 16) of a share of Common Stock on the date the Stock Option is granted.

(b)

Payment of Exercise Price.  The Exercise Price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock that have been owned by the Participant for at least six months, or by a combination of these methods.  In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms, provided such agreements and procedures comply with applicable law.  The Committee may also prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by the Participant, providing the Company with a notarized statement attesting to the number of shares owned for at least six months, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option.

(c)

Exercise Period.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.  All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall determine, as set forth in the related Agreement.

(d)

Limitations on Incentive Stock Options.  Incentive Stock Options may be granted only to Participants who, at the time of the grant, are employees of the Company or a parent or subsidiary of the Company, and only at an Exercise price that is not less than the Fair Market Value of a share of Common Stock on the date of the grant.  The aggregate Fair Market Value of the Common Stock (determined as of the date of the grant) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000.  For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted.  Incentive Stock Options may not be granted to a Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such Incentive Stock Option is prohibited by its terms after the expiration of five years from its date of grant.

(e)

Termination of Employment, Disability or Death.

(1)

Except as provided below or in an Agreement, a Stock Option may only be exercised while the Participant is employed by, or providing service to, the Company, as an employee, member of the Board or advisor or consultant.  In the event that a Participant ceases to be employed by, or provide service to, the Company for any reason other than Disability (as defined in Paragraph (5) below), death or termination for Cause (as defined in Paragraph (5) below), any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within 90 days after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.  Except as otherwise provided by the Committee, any Stock Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(2)

In the event the Participant ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Stock Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Company.  In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Company, or after the Participant’s termination of employment or service, any Stock Option held by the Participant shall immediately terminate.  In the event the Committee determines that the Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Stock Options, the Participant shall automatically forfeit all shares underlying any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares (subject to any right of setoff by the Company).

(3)

In the event the Participant ceases to be employed by, or provide service to, the Company because the Participant is Disabled, any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

(4)

If the Participant dies while employed by, or providing service to, the Company, any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

(5)

For purposes of this Section 6(e):

(A)

The term “Company” shall mean the Company and its subsidiary corporations.

(B)

“Disability” or “Disabled” shall mean a Participant’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

(C)

“Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant has breached any provision of his or her terms of employment or service contract with the Company, including without limitation covenants against competition, or has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

7.

Stock Appreciation Rights.  Stock Appreciation Rights shall provide a Participant with the right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value of such shares on the date of grant, or other specified valuation (which shall be no less than the Fair Market Value on the date of grant).  Each Stock Appreciation Right shall expire no more than ten years from its date of grant, and shall be subject to such other terms and conditions as the Committee shall deem appropriate, including, without limitation, provisions for the forfeiture of the Stock Appreciation Right for no consideration upon termination of employment.

8.

Restricted Stock Awards.  Restricted Stock Awards shall consist of Common Stock issued or transferred to Participants with or without other payments therefor as additional compensation for services to the Company.  Restricted Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods or prior to becoming vested.  The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by a Restricted Stock Award.  The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.  Each Restricted Stock Award shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

9.

Deferred Stock Units.  Deferred Stock Units shall provide a Participant with the right to receive a specified number of shares of Common Stock at the end of a specified period.  The Committee shall have complete discretion in determining the number, vesting and time of payment of Common Stock with respect to Deferred Stock Units granted to each Participant, as set forth in the Agreement.  The Committee may condition the granting, vesting or payment of Deferred Stock Units upon the attainment of specific performance goals, or subject Deferred Stock Units to such other terms and conditions as the Committee deems appropriate and as set forth in the Agreement, including, without limitation, provisions for the forfeiture of Deferred Stock Units (and the Common Stock payable thereunder) for no consideration upon termination of the Participant’s employment prior to the end of a specified period.

10.

Performance Awards.  Performance Awards shall provide a Participant with the right to receive a specified number of shares of Common Stock or cash at the end of a specified period.  The Committee shall have complete discretion in determining the number, amount and timing of Performance Awards granted to each Participant.  The Committee may condition the granting, vesting or payment of Performance Awards upon the attainment of specific performance goals or such other terms and conditions as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of such payment for no consideration upon termination of the Participant’s employment prior to the end of a specified period.

11.

Performance-Based Awards.  Certain Awards granted under the Plan may be granted in a manner such that they qualify for the performance based compensation exemption from Section 162(m) of the Code (“Performance-Based Awards”).  As determined by the Committee in its sole discretion, either the granting, vesting or payment of such Performance-Based Awards are to be based upon one or more of the following factors:  net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models and comparisons with various stock market indices; reductions in costs; or any combination of the foregoing.  With respect to Performance-Based Awards that are not Stock Options or Stock Appreciation Rights based solely on the appreciation in the Fair Market Value of Common Stock after the grant of the Award, (i) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply, no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed), (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied, and (iii) the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.  After establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

12.

Adjustments to Awards.  In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to shareholders of other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine that such change equitably requires an adjustment to the terms of any Awards or the number of shares of Common Stock that are subject to Awards, such adjustment shall be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

13.

Change in Control.

(a)

Effect.  In its sole discretion, the Committee may determine that, upon the occurrence of a Change in Control (as defined below), all or a portion of each outstanding Award shall become exercisable or payable in full (if applicable, and whether or not then exercisable), either upon the Change of Control or at such other date or dates that the Committee may determine, and that any forfeiture and vesting restrictions thereon shall lapse on such date or dates.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Stock Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the Participant thereunder, and each such Participant shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

(b)

Defined.  For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

(1)

any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

(2)

the date when Continuing Directors cease to be a majority of the members of the Board then in office;

(3)

the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, which merger or consolidation is consummated, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with newly acquired ownership acquired in such transaction by any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(4)

the shareholders of the Company approve a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which liquidation, sale or disposition is consummated.

(c)

Other Terms.  For purposes of Section 13(b) of this Plan, the following terms shall have the following meanings:

(1)

 “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company as determined by the Board in its discretion.

(2)

“Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act.

(3)

“Continuing Directors” shall mean the persons who constitute the Board on the date hereof together with their successors whose nominations were approved by a majority of Continuing Directors.

(4)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(5)

“Person” shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided however, that Person shall exclude (i) the Company or any of its Affiliates, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, and (iv) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

14.

Transferability of Awards.  Except as provided below, a Participant’s rights under an Award may not be transferred or encumbered, except by will or by the laws of descent and distribution or, in the case of Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order (as defined under Section 414(p) the Code).  The Committee may provide, in an Agreement for a Nonqualified Stock Option or Restricted Stock Award, for its transferability as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer and the transferred Nonqualified Stock Option or Restricted Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option or Restricted Stock Award immediately before the transfer.

15.

Market Stand-Off.

(a)

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration, if required by the Committee, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Stock without the prior written consent of the Company or its underwriters.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters, but in no event shall such period exceed one hundred eighty (180) days.

(b)

A Participant shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

(c)

In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

16.

Fair Market Value.  If Common Stock is publicly traded, then the “Fair Market Value” per share shall be determined as follows: (1) if the principal trading market for the Common Stock is a national securities exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (2) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Common Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.  If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

17.

Withholding.  All distributions or payments made with respect to an Award shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements.  The Company may require a Participant to remit to it or to the subsidiary that employs a Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for Common Stock.  In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the Participant as the Company shall prescribe.  The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award by electing to have the Company withhold shares of Common Stock deliverable thereunder having a Fair Market Value that is not in excess of the amount of tax to be withheld.

18.

Shareholder Rights.  A Participant shall not have any of the rights or privileges of a holder of Common Stock for any Common Stock that is subject to an Award, including any rights regarding voting or the payment of dividends (except as expressly provided under the terms of the Award), unless and until a certificate representing such Common Stock has been delivered to the Participant.

19.

Tenure.  A Participant’s right, if any, to continue to serve the Company or its subsidiaries as a director, officer, employee, consultant or advisor shall not be expanded or otherwise affected by his or her designation as a Participant.

20.

No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.

Duration, Amendment and Termination.  No Award may be granted more than ten years after the Effective Date (as described in Section 23).  The Plan may be amended or terminated in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the amendment would (i) increase the total number of shares which may be issued under the Plan or (ii) increase the maximum number of shares which may be issued to any individual Participant under the Plan.  No amendment or termination of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

22.

Governing Law.  This Plan, Awards granted hereunder and actions taken in connection with the Plan shall be governed by the laws of the State of New York regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

23.

Effective Date.  This Plan shall be effective as of April 8, 2003 which is the date as of which the Plan was adopted by the Board, provided that the Plan is approved by the shareholders of the Company at its 2003 annual meeting of shareholders, and such approval of shareholders shall be a condition to the right of each Participant to receive an Award hereunder.